CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Exhibit 10.58

Certain identified information has been omitted from this document because (i) it is not material and is the type that the Company customarily and actually treats as private or confidential, and/or (ii) if disclosure would constitute a clearly unwarranted invasion of personal privacy and has been marked with “[***]” to indicate where omissions have been made.

STATE OF LOUISIANA
PARISH OF CAMERON	Execution Version

GROUND LEASE AGREEMENT

(162 Acres)

This GROUND LEASE AGREEMENT (this “Ground Lease”) is executed and effective as of October 12, 2023 (the “Ground Lease Commencement Date”), by and between Venture Global CP2 LNG, LLC, a Delaware limited liability company (the “Tenant”), and Miller Estate Leasing Company, LLC, a Louisiana limited liability company (the “Landlord”). Each of the Tenant and the Landlord is referred to in this Ground Lease as “Party” and are both referred to as the “Parties.”

WITNESSETH:

WHEREAS, the Landlord is the owner of certain immovable (real) property including improved and unimproved land and certain water and surface and subsurface land rights situated in Cameron Parish, Louisiana, which comprises approximately one hundred sixty-two (162) acres; and

WHEREAS, the Tenant wishes to lease land owned by the Landlord for the construction, development and operation of a natural gas liquefaction facility and liquefied natural gas (“LNG”) export terminal (the “Facilities”) and other uses permitted by this Ground Lease; and

WHEREAS, in accordance with the above, the Tenant has executed this Ground Lease and offers fair value to the Landlord as cause and consideration for this Ground Lease.

NOW, THEREFORE, in consideration of the above recitals and the mutual covenants hereinafter contained, these recitals are made an integral part of this Ground Lease, and the Parties herein covenant and agree as follows:

1. Definitions and Interpretation.

As used in this Ground Lease, the following terms shall have the respective meanings indicated below:

“Adjustment Period” has the meaning set forth in Section 4.1 (c).

“Affiliate” means any Person controlled by, controlling or under common control with the Landlord or the Tenant, as applicable. The words “control”, “controlled” and “controlling” mean ownership, directly or indirectly, of thirty percent (30%) or more of the legal or beneficial ownership interest of such Person or the power to direct or cause the direction of the management and policies of any such Person.

“Applicable Laws” means all present and future laws, ordinances, orders, rules and regulations of all federal, state, parish, and municipal governments, departments, commissions, or offices, in each case having applicable jurisdiction over the Site.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

“Bankruptcy Proceeding” has the meaning set forth in Section 23.10.

“Bona Fide Offer” has the meaning set forth in Section 14.3.

“Business Day” means a day other than a Saturday, Sunday or any other day on which banking institutions in the State of New York are authorized or required by law to close.

“Consumer Price Index” has the meaning set forth in Section 4.2.

“Corps” has the meaning set forth in Section 8.3(a).

“Corrective Measures” has the meaning set forth in Section 9.4(b).

“CPI Adjustment” has the meaning set forth in Section 4.1.

“CPI Disagreement Notice” has the meaning set forth in Section 4.2.

“CPI Notice” has the meaning set forth in Section 4.2.

“CPI Percentage Increase” has the meaning set forth in Section 4.2.

“Environmental Evaluation Procedure” has the meaning set forth in Section 9.4(b).

“Environmental Laws” means any and all federal, state and local laws, statutes, regulations, ordinances, judgments, orders, codes, injunctions, applicable common law, Applicable Laws or similar provisions having the force or effect of law, concerning pollution or protection of health, safety, natural resources or the environment or relating to land use, plants or animals or protected resources and any Applicable Laws relating to natural resources, threatened or endangered species, migratory birds or disposal or wetlands and includes Hazardous Substances Law.

“Environmental Study” has the meaning set forth in Section 9.4(b).

“Event of Default” has the meaning set forth in Section 15.1.

“Extended Term” has the meaning set forth in Section 3.2(a).

“Facilities” has the meaning set forth in the Recitals hereof.

“Facility Contractors” means, collectively, the Persons engaged by the Tenant to construct the Facilities and/or develop the Facilities, the Site and/or the Improvements.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

“Facility Contracts” means, collectively, the contracts entered into by the Tenant in connection with the design, construction, equipment procurement, operation and maintenance of the Facilities, the Site and/or the Improvements.

“Financing Parties” means the lenders, security holders, investors, export credit agencies, multilateral institutions, equity providers and others providing debt or equity financing or refinancing to, or on behalf of, the Tenant, or any Affiliate of the Tenant, for the development, construction, ownership, operation or maintenance of the Facilities, the Improvements, the Site, or any portion thereof, or any trustee or agent acting on behalf of any of the foregoing, including Leasehold Lenders. In no event shall Financing Parties include any Affiliate of Tenant or its assigns.

“Force Majeure” means any cause not reasonably within the control of the Party claiming suspension, and shall include the following: (i) physical events such as acts of God, landslides, lightning, earthquakes, fires, storms or storm warnings, such as hurricanes, which result in evacuation of the affected area, droughts, floods, washouts, explosions, breakage or accident or necessity of repairs to machinery or equipment or lines of pipe; (ii) weather related events affecting an entire geographic region; (iii) acts of others such as strikes, lockouts or other industrial disturbances, riots, sabotage, terrorism, discovery of burial grounds or human remains or legally protected artifacts, insurrections or wars; (iv) the failure or interruption of performance by the Tenant’s engineering, procurement and construction contractor or any subcontractors of such contractor to the extent caused by an event of Force Majeure under this Ground Lease; (v) the failure or interruption of performance by the Tenant’s suppliers by reason of such supplier’s valid declaration of an event that would constitute an event of force majeure under the Tenant’s contract with such supplier; and (vi) governmental actions such as necessity for compliance with any court order, law, statute, ordinance, regulation, or policy having the effect of law promulgated by a Governmental Authority having jurisdiction, or that restrict the Tenant’s ability to reasonably construct and/or operate the Facilities or the Improvements or any delay in issuance or effectiveness of any Governmental Approval that has been properly applied for by the Tenant that is required to construct and/or operate the Facilities or the Improvements. Force Majeure shall not apply to performance of financial obligations hereunder and shall not include Tenant’s financial inability to construct and/or operate the Facilities or the Improvements.

“Governmental Approval” means any authorization, waiver, consent, approval, license, lease, franchise, ruling, permit, tariff, rate, right of way, certification, exemption, filing, variance, claim, order, judgment, decree, publication, notices to, declarations of or with or registration by or with any Governmental Authority.

“Governmental Authority” means any nation or government, any state or political subdivision thereof, any federal, state, municipal, local, territorial or other governmental department, commission, board, bureau, agency, regulatory authority, instrumentality, judicial or administrative body, domestic or foreign, and any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Ground Lease” has the meaning set forth in the Preamble hereof.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

“Ground Lease Commencement Date” has the meaning set forth in the Preamble hereof.

“Hazardous Substance” means (i) any chemical, compound, material, mixture or substance that is now or hereafter defined or listed in, or otherwise classified pursuant to, any Environmental Law as a “hazardous substance,” “hazardous material,” “hazardous waste,” “extremely hazardous waste,” “acutely hazardous waste,” “restricted hazardous waste,” “radioactive waste,” “infectious waste,” “biohazardous waste,” “toxic substance,” “pollutant,” “toxic pollutant,” “contaminant” or any other formulation not mentioned herein intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, “EP toxicity” or “TCLP toxicity”; (ii) petroleum, natural gas, natural gas liquids, liquefied natural gas, synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas) and ash produced by a resource recovery facility utilizing a municipal solid waste stream, and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas, or geothermal resources; (iii) any flammable substances or explosives; (iv) any radioactive materials; (v) any pesticide; (vi) asbestos in any form; (vii) urea formaldehyde foam insulation; (viii) transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls (PCBs) in excess of fifty (50) parts per million; (ix) radon; and (x) any other chemical, material, or substance that, because of its quantity, concentration, or physical or chemical characteristics, exposure to which is regulated for health and safety reasons by any Governmental Authority, or which is or has been demonstrated to pose a significant present or potential hazard to human health and safety or to the environment if released into the workplace or the environment.

“Hazardous Substances Law” means any and all federal, state and local statutes, laws, regulations, ordinances, judgments, orders, codes, injunctions, applicable common law, Applicable Laws or similar provisions having the force or effect of law concerning the generation, distribution, use, treatment, storage, disposal, arrangement for disposal, cleanup, transport or handling of Hazardous Substances including the Federal Water Pollution Control Act (as amended), the Resource Conservation and Recovery Act of 1976 (as amended), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (as amended), the Toxic Substances Control Act (as amended) and the Occupational Safety and Health Act of 1970 (as amended) to the extent it relates to the handling of and exposure to hazardous or toxic materials or similar substances.

“Holding Over Rent” has the meaning set forth in Section 7.1.

“Improvements” means any and all improvements made by Tenant, in its sole discretion, to the Site, including but not limited to, improvements relating to the loading, unloading, handling, treatment, processing, producing, transporting, distributing, selling, metering and/or storing of (i) natural gas, natural gas liquids, and other natural gas products, derivatives and by-products and (ii) other petroleum and hydrocarbon liquids, gases, products, derivatives and by-products, including but not limited to (A) the importation, regasification, production, exportation, liquefaction, refinement, enhancement, other treatment and transportation (including by ship, pipeline, truck or rail) of LNG, and LNG by-products and additives and (B) the excavation for, development, construction, installation, use, operation, maintenance, repair, expansion,

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

optimization, alteration and/or removal of any improvements, component parts and other constructions, fixtures, facilities, equipment and/or appurtenances (including natural gas pipelines, natural gas liquids extraction, processing and delivery facilities, acid gas removal units, natural gas liquefaction trains, LNG regasification facilities, and other treatment facilities, cryogenic pipelines, LNG storage tanks, petroleum and other hydrocarbon liquids storage facilities, nitrogen storage and processing facilities, power generation and transmission infrastructure, marine, rail and trucking receipt, delivery and servicing facilities (including piers, marine terminals, bulkheads, wharfs, docks, inlets, wetslips, moonpools, moorings, jetties, and loading and unloading equipment), and other utilities and facilities (including berms, open space, security fencing, control rooms, offices, warehouses, parking and yards), in each case, necessary, ancillary or desirable to the Tenant in connection with the foregoing.

“Initial Term” has the meaning set forth in Section 3.1.

“Landlord” has the meaning set forth in the Preamble hereof.

“Landlord Estoppel” has the meaning set forth in Section 23.11(a).

“Landlord Indemnitee” has the meaning set forth in Section 9.1.

“Landlord’s Activities” means the action or failure to act of the Landlord or any of its representatives, affiliates, invitees, lessees (other than Tenant), agents, advisors, consultants, contractors, or other Persons acting by or through the Landlord, at and/or relating to the Site, Landlord’s adjacent property and/or Landlord’s Improvements.

“Landlord’s Event of Default” has the meaning set forth in Section 16.1.

“Landlord’s Improvements” has the meaning set forth in Section 6.1.

“Lease Year” means a period of twelve (12) consecutive full calendar months. The first Lease Year shall begin on the Ground Lease Commencement Date. Each succeeding Lease Year shall commence upon the anniversary of the first day of the previous Lease Year.

“Leasehold Lenders” has the meaning set forth in Section 23.1.

“Leasehold Loan” has the meaning set forth in Section 23.1.

“Leasehold Mortgage” has the meaning set forth in Section 23.1.

“Lien” means, with respect to any asset, any mortgage, deed of trust, lien, pledge, charge, security interest, restrictive covenant, easement, servitude or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected or effective under Applicable Laws, as well as the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

“LNG” has the meaning set forth in the Recitals hereof.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

“Minerals” has the meaning set forth in Section 8.3(b).

“New Lease” has the meaning set forth in Section 23.9(a).

“Non-Disturbance Agreement” has the meaning set forth in Section 23.11(c).

“Option Agreement” means the Real Estate Lease Option Agreement between the Landlord and the Tenant (as successor in interest to Cameron Land Ventures, LLC), dated as of November 10, 2020.

“Party’’ or “Parties” has the meaning set forth in the Preamble hereof.

“Person” means and includes natural persons, corporations, limited liability companies, general partnerships, limited partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

“Property Taxes” means all real (immovable) and personal (movable) property taxes and all excise taxes of all Governmental Authorities, excluding any taxes, fees and/or levies associated with any mineral rights and/or royalties.

“Removal Period” means the period of time that is required by the Tenant to remove any and all of Tenant’s Property, including the Facilities and/or Improvements, from the Site in accordance with Section 7.1.

“Rent” has the meaning set forth in Section 4.1.

“Site” means the real (immovable) property of approximately one hundred sixty-two (162) acres described in the legal description set forth in Exhibit 1, and illustrated by the Survey Map attached as Exhibit 2, upon which the Facilities and any Improvements will be located and which real (immovable) property is owned by the Landlord.

“Surface Waiver” has the meaning set forth in Section 8.3(b).

“Survey Map” means the ALTA survey of the Site, dated November 27, 2019, by Lonnie G. Harper & Associates, Inc., attached as Exhibit 2.

“Tenant” has the meaning set forth in the Preamble hereof.

“Tenant Estoppel” has the meaning set forth in Section 23.11(b).

“Tenant Indemnitee” has the meaning set forth in Section 9.3.

“Tenant’s Activities” have the meaning set forth in Section 9.4(a).

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

“Tenant’s Property” means all improvements, additions, replacements, enhancements, alterations, machinery, equipment, spares, furniture, furnishings, component parts and other constructions, inventory and other property and fixtures of any kind and at any time made, installed, fixed, or placed on, in, or to the Site by or on behalf of the Tenant, including the Facilities and any Improvements.

“Third Appraiser” has the meaning set forth in Section 14.5.

1.2 Interpretation. Unless the context otherwise requires:

(a) Words singular and plural in number will be deemed to include the other and pronouns having a masculine or feminine gender will be deemed to include the other;

(b) Any reference to this Ground Lease or any other contract or agreement in respect of the Site means such agreement and all schedules, exhibits and attachments thereto as may be amended, supplemented or otherwise modified and in effect from time to time, and shall include a reference to any document which amends, modifies or supplements it, or is entered into, made or given pursuant to or in accordance with its terms;

(c) The terms “hereof,” “herein,” “hereby,” “hereto” and similar words refer to this entire Agreement and not any particular Section, subsection or other subdivision of, or Exhibit, appendix or schedule to, this Ground Lease;

(d) The terms “include” and “including” shall be construed as being at all times followed by the words “without limitation” or “but not limited to” unless the context specifically indicates otherwise;

(e) References to “Article,” “Section” or “Exhibit” are to this Ground Lease unless specified otherwise;

(f) References to any law, statute, rule, regulation, notification or statutory provision (including Applicable Laws) shall be construed as a reference to the same as it may have been, or may from time to time be, amended, modified or re-enacted;

(g) References to any Person shall be construed as a reference to such Person’s successors, heirs and permitted assigns; and

(h) The word “or” will have the inclusive meaning represented by the phrase “and/or”.

2. Ground Lease Premises.

2.1 Date. The date of this Ground Lease is the Ground Lease Commencement Date.

2.2 Landlord’s Agreement to Lease. Upon the terms and conditions hereinafter set forth, and in consideration of the payment of the rents and subject to the prompt performance by the Tenant of the covenants and agreements to be kept and performed by the Tenant under this Ground Lease, the Landlord does lease to the Tenant and the Tenant hereby leases from the Landlord, the Site and Landlord’s Improvements.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

2.3 Servitudes. In addition, the Landlord shall without cost to the Tenant, grant from time to time to the Tenant and others designated by the Tenant any reasonably necessary easements, servitudes, and rights of way for access and electricity, communications, gas, water, sewer and other utility lines, products and materials from and to the Site over land and waterways sufficient and reasonably necessary to permit the Tenant to accomplish its purposes in connection with the Improvements or the Facilities; provided, however, that such servitudes, easements and rights of way are in locations that are typical for the type and use and are in areas reasonable acceptable to Landlord in its reasonable discretion and automatically terminate at the termination or expiration of this Ground Lease.

3. Term

3.1 Initial Term. The initial term of this Ground Lease shall commence at 12:01 a.m. on the Ground Lease Commencement Date and, unless sooner terminated as hereinafter provided, end at 11:59 p.m. on the thirtieth (30th) anniversary of the last day of the month immediately preceding the Ground Lease Commencement Date (the “Initial Term”).

3.2 Extensions.

(a) In consideration of and conditioned upon there being no uncured Event of Default on the part of the Tenant at the time an option is exercised, the Landlord hereby grants unto the Tenant the option to lease the Site for four (4) additional ten (10) year terms. If the extension option is exercised in accordance with Section 3.2(b), the first of said additional terms shall commence upon the expiration of the Initial Term and extend for a period of ten (10) years and each of said additional terms shall commence upon the expiration of the then-current additional term and extend for a period of ten (10) years; provided, the Tenant has timely exercised each option to renew and provided further that at the time of the exercise of the option to renew and at the commencement date of each Extended Term (as hereinafter defined) there shall not exist any uncured Event of Default. Each of such additional terms is referred to herein as an “Extended Term” and, collectively, the Initial Term and any Extended Terms are referred to herein as the “Term”.

(b) The option to extend this Ground Lease of the Site as set forth in Section 3.2(a) must be exercised in each case, if at all, by written notice from the Tenant to the Landlord on or before the date that is three (3) months prior to the expiration of the Initial Term or the then-current Extended Term, as applicable. The failure of the Tenant to timely exercise the first Extended Term or any subsequent Extended Term shall automatically terminate the right of the Tenant to exercise its option to lease the Site in any subsequent Extended Term.

(c) All the terms and conditions of this Ground Lease shall be applicable to any Extended Term and the Rent payable by the Tenant for any Extended Term shall be in accordance with the provisions set forth in Article 4.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

4. Rent.

4.1 Rent. Commencing upon the Ground Lease Commencement Date, the initial rent for the Site (“Rent”) shall be [***] per annum, payable in equal installments of [***] per month, adjusted upward every three (3) years thereafter during the Initial Term and during any Extended Term by a percentage equal to the greater of [***] or the CPI Percentage Increase (as defined below), but in no event to exceed an adjustment for any Adjustment Period (as defined below) of greater than [***]. The period of time from the Ground Lease Commencement Date through the date three years thereafter, and each three (3) year period thereafter shall be defined herein as an “Adjustment Period.” Any upward adjustment based on a CPI Percentage Increase (as defined below) to any payment under this Ground Lease shall hereinafter be referred to as a “CPI Adjustment.” Such Rent will be due each month on the 1st day of the month and shall be payable by the 15th day of that month, provided however, that: (a) the first payment of Rent shall be due on the Ground Lease Commencement Date and, if the Ground Lease Commencement Date is a date other than the first of the month, the first payment of Rent shall be in a prorated amount for the period of time between the Ground Lease Commencement Date and the next following first day of the month; and (b) the first payment of Rent due upon the commencement of any new Adjustment Period will be owed and paid one month after the commencement of that Adjustment Period, in order to permit the Tenant to calculate and include the CPI Adjustment as provided in Section 4.2.

4.2 CPI Adjustment. If CPI Percentage Increase (as defined below) is more than [***] for the relevant Adjustment Period, then the Rent payable during that Adjustment Period shall be adjusted upward by a percentage equal to the CPI Percentage Increase (as defined below) applicable to such Adjustment Period, but not to exceed an adjustment during any Adjustment Period of greater than [***]. The term “Consumer Price Index” shall mean the unadjusted Consumer Price Index for All Urban Workers, U.S. City Average, All Items, 1982-84=100, calculated and published by the United States Department of Labor, Bureau of Labor Statistics. The “CPI Percentage Increase” shall mean, with respect to any Adjustment Period, [***]. For the avoidance of doubt, no CPI Adjustment shall be made to any payment due under this Ground Lease for any Adjustment Period if the result of such CPI Adjustment would be to (a) reduce the amount of such payment to an amount that is less than the amount of such payment due for the immediately preceding Adjustment Period or (b) to raise the amount of such payment to an amount that is greater than [***]. For illustrative purposes only, [***].

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

The CPI Percentage Increase for any Adjustment Period shall be calculated by the Tenant, and the Tenant shall deliver written notice to the Landlord describing such calculation in reasonable detail (a “CPI Notice”) no later than thirty (30) days after the commencement of any Adjustment Period. Such notice shall also inform the LANDLORD that this Section 4.2 provides that if the LANDLORD does not deliver a CPI Disagreement notice within 30 days it shall forfeit its right to contest it. If the Landlord disagrees with the Tenant’s calculation of the CPI Percentage Increase, then the Landlord shall deliver to the Tenant written notice, describing the basis for such disagreement in reasonable detail (a “CPI Disagreement Notice”), not later than thirty (30) days after delivery of the CPI Notice. If the Landlord fails to deliver a CPI Disagreement Notice within thirty (30) days after delivery of any CPI Notice, then the Landlord shall be conclusively deemed to have agreed with the calculation of the CPI Percentage Increase set forth in such CPI Notice.

4.3 Due Date. Except as otherwise provided in this Ground Lease, all Rent payments shall be due and payable in advance on the 1st calendar day of each month and shall be subject to a late fee if not paid by the 15th calendar day of each month during the entire term of this Ground Lease; provided, however, that the first payment of Rent shall be due on the Ground Lease Commencement Date and, if the Ground Lease Commencement Date is a date other than the first of the month, the first payment of Rent shall be in a prorated amount for the period of time between the Ground Lease Commencement Date and the next following first day of the month.

4.4 Place of Payment. Except as otherwise provided herein, Rent shall be payable by check or wire transfer at the following address or via wire instructions provided by the Landlord to the Tenant in writing, or to such other place as the Landlord may specify, as hereinafter provided, from time to time: [***].

5. Triple Net Lease; Taxes and Utility Expenses.

5. I Triple Net Lease. This Ground Lease is a triple net lease and it is agreed and intended that the Tenant shall pay or cause to be paid all operating costs, if any, of every kind and nature whatsoever relating to the Site except as expressly otherwise provided in this Ground Lease.

5.2 Taxes and Utility Expenses.

(a) The Tenant shall pay or cause to be paid when due all charges for water and sewer rents, public utilities, and Governmental Approval fees applicable to the Site during the term of this Ground Lease.

(b) The Tenant shall pay or cause to be paid when due any and all Property Taxes on or related to the Site and Improvements, including the underlying real property comprising the Site during the term of this Ground Lease (prorated on the basis of a 365-day year to account for any fractional portion of a fiscal tax year included in at the commencement or expiration of the Term). The Landlord shall promptly provide all Property Tax bills when they become available. Upon the latter of (i) one (1) month after receipt of such Property Tax bill from the Landlord or (ii) the due date of any such Property Taxes, the Tenant shall provide the Landlord with reasonable written evidence from the Cameron Parish Tax Collector’s Office of the payment of such taxes or provide notice of any election by the Tenant to contest the same in good faith; provided that the Tenant has entered into appropriate deposit, bond, or obtained an order of a court of competent jurisdiction, or other steps to appropriately stay any lien or collection efforts in connection with such contest.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

(c) The Landlord shall provide written notice to the Tenant of its receipt of any oral or written notice of any audit, examination, claim or assessment relating to Property Taxes on or related to the Improvements within ten (10) Business Days following receipt of such notice. The Tenant may, or if, required by Applicable Law, the Landlord shall at the Tenant’s election and at Tenant’s expense (including attorney fees and costs), and in compliance with the Tenant’s direction, initiate a claim and commence proceedings with the appropriate Governmental Authority to contest, resolve, appeal, defend and settle any such audit, examination, claim or assessment, as applicable, relating to Property Taxes, and in, any event, the Landlord shall fully cooperate with the Tenant with respect to any such claim or proceeding and Tenant shall pay all reasonable costs and expenses incurred by Landlord in doing so. The Landlord and the Tenant shall otherwise reasonably cooperate to minimize assessed value of the Improvements and underlying real property, at Tenant’s expense, and coordinate to properly and timely remit Property Taxes assessed and owed, including through coordination with the Cameron Parish Tax Collector’s Office, the Cameron Parish Tax Assessor’s Office and any other relevant Governmental Authorities.

5.3 Utility Connections. The Tenant shall be responsible for obtaining, at its own cost, electricity, telephone, water, sewerage, gas, and other utility services to the Site; provided, however, the Landlord shall cooperate, and to the extent reasonably needed, facilitate the contracting of any easements, servitudes and/or rights of way, and grant easements, servitudes and rights of way in accordance with Section 2.3, as required by the Tenant for such utility connections and/or services.

6. Tenant and Landlord Improvements.

6.1 Landlord’s Improvements. “Landlord’s Improvements” are any and all improvements to the immovable property of the Site and any and all movable property in existence on the Site at the time of the Ground Lease Commencement Date. There are no Landlord’s Improvements.

6.2 Improvements by Tenant. The Tenant shall have the right to finance, construct, and install on the Site, any Improvements during the Initial Term and/or any Extended Term as long as the changes, alterations and/or Improvements comply with Applicable Laws. The Tenant shall be permitted to make any changes, improvements or alterations to the Site, including, without limitation, the Facilities and any Improvements to the Site, during the Initial Term and/or any Extended Term as long as the changes, alterations and/or Improvements comply with Applicable Laws.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

6.3 Governmental Approvals. The Landlord will cooperate and assist (and never oppose) the Tenant in obtaining any and all Governmental Approvals deemed necessary by the Tenant for the Facilities and all other Improvements to the Site, including with respect to Governmental Approvals from the Federal Energy Regulatory Commission and the Department of Energy. The Landlord will hereafter continue to be obligated to execute appropriate documentation to waive its right to require wetlands mitigation to be completed on the Site or other real (immovable) property owned by the Landlord, in such form as necessary to allow the Tenant to complete such wetlands mitigation at locations other than other real (immovable) property owned by the Landlord. To the extent permitted by Applicable Laws, Tenant shall secure on Landlord’s behalf, as owner of the Site, but at Tenant’s expense, any Governmental Approvals required by Governmental Authorities in relation thereto during the Initial Term and/or any Extended Term.

6.4 Tenant’s Property. Tenant’s Property shall at all times be and remain the sole property of the Tenant except as provided in Section 7.

6.5 Maintenance of Improvements.

(a) Tenant’s Obligation to Maintain. During the Initial Term or any Extended Term, as applicable, the Tenant will keep in reasonably good state of repair the Site, the Facilities, the Improvements, open areas, buildings, fixtures and building equipment that are brought or constructed or placed upon the Site by the Tenant, and the Tenant will, in its sole discretion and cost, repair such property as often as may be necessary in order to keep the Facilities and the Improvements in reasonably good repair and condition, except as set forth in Section 6.5(b).

(b) Landlord’s Obligation to Maintain. Except as otherwise provided in this Ground Lease, the Landlord has no obligation to maintain the Site, Improvements and/or Landlord’s Improvements (if any) during the Initial Term and/or any Extended Term. The Landlord further agrees that there will be no Landlord improvements on the Site on and after the Ground Lease Commencement Date.

6.6 Signs. The Tenant shall be permitted to place reasonable signs and other means of identification of its business on the Site so long as the same comply with all Applicable Laws and any required Governmental Approvals.

7. Tenant’s Surrender of Site.

7.1 Surrender at End of Ground Lease. Subject to and subordinate to Section 23 and the rights of any Leasehold Lender under any Leasehold Mortgage, the Tenant shall and will on the last day of the Initial Term, or if extended, on the last day of the Extended Term hereof, surrender and deliver the Site to the Landlord, in good order and condition (except as provided in Section 13), excepting normal wear and tear. Any holding over by Tenant shall not operate, except by written agreement of Tenant and Landlord, to extend or renew this Lease for an additional Extension Term, but in such case, Landlord may consider such occupancy to be from month to month with rent increased to one hundred twenty percent (120%) of the Rent due for the immediately preceding month (“Holding Over Rent”). Prior to the expiration of the Term of this Ground Lease, or within ninety (90) days following an early termination of this Ground Lease, the Tenant shall in good faith complete (i) any removal of the Facilities and any and all Improvements and (ii) restoration, if any, of the Site to its condition prior to construction of the Facilities and/or

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Improvements. The Tenant shall have all access rights to the Site that are necessary to remove any and all of the Tenant’s Property, including the Facilities and/or Improvements, and shall pay Holding Over Rent during such time as Tenant retains access to the Site to do so. The Tenant shall also comply as required by any federal regulations of the Federal Energy Regulatory Commission or any other federal authority with respect to the Facilities and the Site.

7.2 Landlord Not Liable. On and after the Ground Lease Commencement Date the Tenant shall assume full dominion, control and responsibility for the Site, except to the extent specifically provided herein, to the extent provided under LSA – R.S. 9:3221. On and after the Ground Lease Commencement Date, the Landlord shall not be responsible for any loss or damage occurring to any real (immovable) or personal (movable) property owned, leased, or operated by the Tenant, its agents, or employees, prior to or subsequent to the termination of this Ground Lease, other than, to the extent permitted by law, for such loss or damage occurring as a result of the negligent conduct or the willful misconduct of the Landlord, its officers, representatives, agents, or employees or the Landlord’s material misrepresentations or its breach of or default under this Ground Lease.

7.3 Holding Over. If the Tenant holds over after the expiration or termination of this Ground Lease, with or without the consent of the Landlord, such tenancy shall be from month-to-month only. Such month-to-month tenancy, whether with or without the Landlord’s consent, shall be subject to every other term, covenant, and agreement contained herein, including the payment of the Holding Over Rent, and shall not constitute a renewal or extension of the term of this Ground Lease.

7.4. Acknowledgement of Termination or Expiration. On the last day of the Initial Term, or if extended, on the last day of the Extended Term, or if the Lease should expire or be terminated for any reason, Tenant shall within thirty (30) days thereof provide Landlord with an acknowledgement of such termination executed by an authorized representative in a form suitable for recordation in the conveyance records of Cameron Parish.

8. Use.

8.1 Permitted Uses; Compliance with Laws: Permits. The Tenant may use the Site for any and all uses desired by the Tenant in compliance with all Applicable Laws. The Tenant shall obtain and maintain, at its cost, all applicable Governmental Approvals for the construction, operation, and maintenance of the Facilities, the Improvements and/or for the Tenant’s use or activities on the Site. The Tenant, at its cost, shall solely be responsible for complying with all Applicable Laws relative to the Facilities, the Improvements, and the security of the Site, including the timely filing, implementation, and enforcement of any security plan required by Applicable Laws. Any fine or penalty imposed by any Governmental Authority to the extent caused by the failure of the Tenant to comply with this provision, including any fine or penalty imposed upon the Landlord as owner of the Site as to the extent caused by the failure of the Tenant to comply with this provision, shall be the sole responsibility of the Tenant, shall not be an Event of Default (as defined herein), and the Tenant shall defend, indemnify and hold harmless the Landlord from the payment of any such fine or penalty, and the Tenant shall, to the extent permitted under Applicable Laws, pay any such fine or penalty, if any, to the Governmental Authority on behalf of the Landlord.

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8.2 Dirt Moving Activities; Permits; Timber.

(a) The Tenant may remove, add and/or move substantial amounts of muck, dirt, dredge spoil, fill and other materials from the Site, to the Site, and from portions of the Site to other portions of the Site, and the Tenant may be required by Applicable Laws to mitigate wetlands on portions of the Site and may do so with Landlord’s permission, which shall not be unreasonably withheld. The Tenant shall, at its own expense, obtain any required permits and/or approvals from the United States Army Corps of Engineers (the “Corps”) and/or any other governmental agencies, and the Tenant shall comply with such permits and approvals. The Landlord will cooperate with and assist the Tenant in obtaining any necessary permits and Governmental Approvals from the Corps and any other Governmental Authority, at the Tenant’s discretion, for the Tenant’s use of the Site, including without limitation, for any Improvements, reclamation of lands, erosion control, attainment of spoil, easements/servitudes and/or rights of way; provided, that all costs associated with such efforts shall be the responsibility of the Tenant. Except only as provided in Section 8.2(b), the Tenant shall have all surface, subsurface and riparian rights, and the right and privilege of grading and draining the Site, and all other rights as a tenant on and to the Site. Any activities of the Landlord shall not adversely affect the Site or the Facilities or interfere with the Tenant’s operations or rights under this Ground Lease in any material way. Nothing herein is intended to preclude the Landlord, from participating in pools or units created by consent or established by any regulatory body including the Louisiana Commissioner of Conservation or from exercising its rights if an Event of Default by Tenant exists. The Tenant may freely remove any timber which is standing or lying on the Site as the Tenant deems reasonably necessary for the Tenant’s intended use of the Site except as otherwise expressly provided. Nothing herein is intended to grant, convey, or bestow to the Tenant any rights to or claims to any oil, gas, or mineral rights below the surface of the Site. At the termination or expiration of the Lease, Tenant shall return any portions of the Site that were dredged or from which muck, dirt, dredge spoil, fill or other materials were removed to its original condition, subject to normal wear and tear, as required by Section 7.1.

(b) To the extent the Landlord holds any rights to oil, gas, or other minerals (“Minerals”) in the Site, the Landlord waives any and all rights of the Landlord or its lessees or assignees to use the surface of the Site to explore for, drill for, access, extract, mine, exploit or otherwise make use of such Minerals, during the term of this Ground Lease, and the Landlord and/or its lessees or assigns shall only exercise any such rights to such Minerals via directional drilling or other means consistent with the terms and conditions of this Section 8.3 (b) (“Surface Waiver”). If any third party holds any rights in such Minerals, the Landlord shall obtain a legal and binding written Surface Waiver from such third party, for the benefit of the Tenant and shall promptly provide a copy of such Surface Waiver to the Tenant. Any directional drilling or other subsurface Mineral activities of the Landlord and/or its lessees or assignees or any other party shall take place at a depth of not less than the greater of 2500 feet or such other depth as may be determined or set by the Federal Energy Regulatory Commission below the surface and shall not adversely affect the lateral or subjacent support of the Facilities or interfere with the Tenant’s operations or rights under this Ground Lease in any way.

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8.3 Oak Grove. Notwithstanding anything else to the contrary in this Lease, Tenant shall use reasonable efforts to design the Improvements and Facilities to be constructed on the Site, and to conduct Tenant’s use of the Site with, so as to preserve and maintain the portion of the Site designated as “Oak Grove” as set forth on Exhibit 2, attached hereto and made a part hereof as an undeveloped area of the Site. Nothing herein shall obligate Tenant to provide access to Oak Grove to the public or to diminish Tenant’s exclusive use of the Site under this Ground Lease.

8.4 Crossing. The Landlord shall assist the Tenant in the Tenant’s efforts to develop, at the Tenant’s cost, any roads and/or crossings or other Improvements across the Site and boundary lines of the Site to the adjacent land, including relocation of utilities, providing culverts for storm water drainage, and any other Improvements. The Tenant or others, excluding the Landlord, will pay the cost to relocate or modify the infrastructure for these roads and/or crossings and/or other Improvements. Utility servitudes and/or easements shall be in such locations as are acceptable to Landlord, in its reasonable discretion.

8.5 Access License Agreement. The Landlord hereby consents to the Tenant providing to the Tenant’s Affiliates non-exclusive access to the Site pursuant to one or more access license agreements with its applicable Affiliates; provided that the foregoing shall not serve to modify or limit any of the Landlord’s or the Tenant’s rights and obligations under, or the terms and conditions of, this Ground Lease. Upon Leasehold Lender’s or Tenant’s written request, the Landlord shall provide Leasehold Lender or the Tenant with an estoppel certificate consenting to such access and related access rights agreements.

9. Indemnification.

9.1 Tenant’s General Agreement to Indemnify. The Tenant releases the Landlord, its officers, members, representatives, employees, agents, successors and assigns (individually and collectively, the “Landlord Indemnitee”) from, assumes any and all liability for, and agrees to defend, indemnify and hold harmless the Landlord Indemnitee against, all claims, liabilities, obligations, damages, penalties, litigation, costs, charges, and expenses (including, without limitation, reasonable attorney’s fees, witness fees, engineers’ fees, architects’ fees, and the costs and expenses of appellate action, if any), imposed on, incurred by or asserted against any Landlord Indemnitee arising out of (i) the use or occupancy of the Site by the Tenant, its officers, representatives, agents, contractors, licensees, Affiliates and employees, (ii) the construction or operation of the Facilities by the Tenant, its officers, representatives, agents, contractors, licensees, Affiliates and employees, (iii) any claim arising out of the use, occupancy, construction or operation of the Site by the Tenant, its officers, representatives, agents, contractors, licensees, Affiliates and employees, and (iv) activities on or about the Site by the Tenant, its officers, representatives, agents, contractors, licensees, Affiliates and employees, of any nature, whether foreseen or unforeseen, ordinary, or extraordinary, in connection with the construction, use, occupancy, operation, maintenance, or repair of the Site, the Facilities, or the Improvements, as well as the removal of the Facilities or the Improvements, by the Tenant, its officers, representatives, agents, contractors, licensees, Affiliates and employees; provided, however, that any such claim, liability, obligation, damage or penalty to the extent arising as a result of the gross negligence or willful misconduct of any Landlord Indemnitee shall be excluded from this indemnity to the extent and only to the extent caused by the gross negligence or willful misconduct of any Landlord Indemnitee. Any and all claims brought under the authority of or with respect to any Environmental Law or concerning environmental matters or Hazardous Substances shall be solely covered by Sections 9.2 and 9.4 and not this Section 9.1.

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9.2 Tenant’s Environmental Indemnification. For purposes of the Tenant’s indemnification obligations, the Tenant agrees that it will comply with, and cause all of its officers, representatives, agents, contractors, licensees, Affiliates and employees to comply with, all Environmental Laws applicable to the Tenant, its officers, representatives, agents, contractors, licensees, Affiliates and employees, including without limitation, those applicable to the use, storage, and handling of Hazardous Substances in, on, or about the Site. The Tenant agrees to indemnify and hold harmless the Landlord Indemnitee against and in respect of any and all damages, claims, losses, liabilities, and expenses (including, without limitation, reasonable attorney, accounting, consulting, engineering, and other fees and expenses), including but not limited to for wrongful death, which may be imposed upon, incurred by, or assessed against the Landlord Indemnitee by any other Person (including, without limitation, a Governmental Authority), arising out of, in connection with, or relating to the subject matter of: (i) the Tenant’s breach of the covenant set forth above in this Section 9.2 or (ii) any discharge or release of Hazardous Substances on the Site or any violation of any Environmental Law with respect to the Site, in each case to the extent first occurring after the Ground Lease Commencement Date and caused by the Tenant’s construction, operations, use, occupancy, repair, removal and/or maintenance activities or facilities or the actions of Tenant’s officers, representatives, agents, contractors, licensees, Affiliates and employees, and not caused by the Landlord’s Activities or Landlord’s Improvements.

9.3 Landlord’s General Agreement to Indemnify. The Landlord releases the Tenant, its officers, representatives, employees, contractors, Financing Parties, agents, successors and assigns, (individually and collectively, the “Tenant Indemnitee”) from, assumes any and all liability for, and agrees to indemnify the Tenant Indemnitee against, all claims, liabilities, obligations, damages, penalties, litigation, costs, charges, and expenses (including, without limitation, reasonable attorney’s fees, engineers’ fees, architects’ fees, and the costs and expenses of appellate action, if any), imposed on, incurred by or asserted against any Tenant Indemnitee arising out of (i) the Landlord’s Activities or any use or occupancy of the Site by the Landlord, its officers, representatives, agents, and employees, (ii) any claim arising out of the use, occupancy, construction or operation of the Site by the Landlord, its officers, representatives, agents, and employees, and (iii) activities on or about the Site by the Landlord, its officers, representatives, agents, and employees, of any nature, whether foreseen or unforeseen, ordinary, or extraordinary, in connection with this Ground Lease; provided, however, that any such claim, liability, obligation, damage or penalty to the extent arising as a result of the negligence or willful misconduct of any Tenant Indemnitee shall be excluded from this indemnity. This Section 9.3 shall include within its scope but not be limited to any and all claims or actions for wrongful death, but any and all claims brought under the authority of or with respect to any Environmental Law or concerning environmental matters or Hazardous Substances shall be solely covered by Section 9.4 and not this Section 9.3.

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9.4 Landlord’s Environmental Indemnification.

(a) For purposes of the Landlord’s indemnification obligations, the Landlord agrees that it will comply with all Environmental Laws applicable to the Landlord’s Activities, including without limitation, those applicable to the use, storage, and handling of Hazardous Substances in, on, or about the Site by Landlord and specifically excluding to the extent the foregoing arises out of or relates to the activities of Tenant, its officers, representatives, agents, contractors, licensees, Affiliates and employees (collectively, “Tenant’s Activities”). Except for those related to Tenant’s Activities, the Landlord agrees to indemnify and hold harmless the Tenant Indemnitee against and in respect of any and all damages, claims, losses, liabilities, and expenses (including, without limitation, reasonable attorneys, accounting, consulting, engineering, and other fees and expenses), which may be imposed upon, incurred by, or assessed against the Tenant Indemnitee by any other Person (including, without limitation, a Governmental Authority), arising out of, in connection with, or relating to the subject matter of: (i) the presence, discharge or release of Hazardous Substances, including all claims or alleged claims by any Governmental Authority or other Person for penalties, damages or injunctive relief or for the abatement of a nuisance related to the presence, discharge or release of Hazardous Substances; (ii) any actual or alleged violation of Environmental Laws, in the case of each of subclauses (i) and (ii), where the presence, discharge or release of such Hazardous Substances or violation of Environmental Law arises or occurs (1) at, on or from the Site prior to the Ground Lease Commencement Date or (2) at, on or from the Site or any other site as a result of or relating to the Landlord’s Activities or facilities or Landlord’s Improvements, whether before, on or after the Ground Lease Commencement Date; (iii) the Landlord’s breach of the covenant set forth above in this Section 9.4; or (iv) any environmental condition of contamination on the Site or any violation of any Environmental Law with respect to the Site to the extent occurring after the Ground Lease Commencement Date and caused by the Landlord’s Activities or facilities.

(b) Tenant shall obtain at Tenant’s sole cost a Phase I, and if deemed reasonably necessary by the Tenant, a Phase II, environmental study of the Site prior to the Ground Lease Commencement Date (collectively, the “Environmental Study”) and provide a copy thereof to Landlord no later than ninety (90) days prior to the anticipated Ground Lease Commencement Date. If Tenant believes the Environmental Study shows the existence of any Hazardous Substances, Tenant shall provide notice thereof to Landlord, specifying the Hazardous Substances in question and indicating where in the Environmental Study such Hazardous Substances are noted to exist, which notice must accompany the copy of the Environmental Study delivered to Landlord within the above noted ten (10) day period for the Landlord to have any obligation to perform any Corrective Measures (as hereinafter defined). Except as provided in the following sentence, upon receipt of such notice from the Tenant the Landlord shall have a reasonable period of time to investigate and provide written notice to Tenant stating whether Landlord will undertake, at its own expense, but subject to a limit of $250,000, such corrective measures as are necessary to remove such Hazardous Substances and to remediate such presence or discharge as required by applicable Environmental Laws or the requirements of the appropriate Governmental Authority (“Corrective Measures”) and if it will not do so, stating either that the notice was not timely given (in which case Landlord shall not be responsible for undertaking Corrective Measures) or that it desires to engage at its own expense an environmental firm licensed in Louisiana to substantiate the presence of the Hazardous Substances, in which case Landlord shall have a period of thirty (30) days to obtain a report of said environmental firm. Landlord’s environmental firm shall be given reasonable and prompt access by Tenant after written notice of the date(s) said firm plans to be at the Site and shall be allowed to perform such testing as is necessary and customary for the

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generation of its report. In conducting such testing, the firm will not unreasonably interfere with the construction, operation or maintenance of the Facilities and/or interfere with the Improvements by the Tenant. If the report of the environmental firm engaged by Landlord is in agreement with that of Tenant’s environmental firm as to whether the Hazardous Substances were present thereon prior to the Commencement Date of the Ground Lease, Landlord shall undertake the Corrective Measures and in doing so shall not unreasonably interfere with the construction, operation or maintenance of the Facilities and/or interfere with the Improvements by the Tenant. If the reports by the environmental firms engaged by Tenant and Landlord are not in agreement as set forth above, then the two environmental firms shall select a third firm at the joint cost of the Tenant and Landlord and the decision of said third environmental firm licensed in Louisiana shall be determinative. The foregoing procedure being the “Environmental Evaluation Procedure”. At its discretion, upon written notice to the Landlord at least sixty-five (65) days after notice to Landlord as provided above and provided Landlord has not already contracted for the performance of the Corrective Measures, commenced Corrective Measures, or given notice to Tenant that Landlord will not undertake the Corrective Measures due to untimely notice by Tenant or that the decision of the Environmental Evaluation Procedure did not substantiate that Landlord is responsible for undertaking Corrective Measures, the Tenant shall have the right to undertake such Corrective Measures and the Landlord shall reimburse the Tenant up to a total amount of $250,000 (or the Tenant may offset against Rent) for its reasonable and necessary documented actual costs incurred therefor within thirty (30) days after receipt of an invoice by the Landlord. The Party not controlling the Corrective Measures under this Section 9.4(b) shall have a reasonable right of participation in the Corrective Measures, including the right to (i) receive copies of material reports, work plans and correspondence relating to the Corrective Measures, (ii) review and comment on draft reports and work plans (and all prompt and reasonable comments shall be considered and addressed by the controlling Party in good faith), and (iii) advance notice of and the right to attend and participate in meetings with Governmental Authorities. This Section 9.4(b) shall not supersede or diminish the provisions or the Landlord’s obligations under Section 9.4(a).

9.5 Survival of Indemnities. The foregoing indemnities shall, for the avoidance of doubt, be effective and in full force only following the Ground Lease Commencement Date and shall survive the Initial Term, any Extended Term and any Removal Period, and shall be in addition to any of the Landlord’s or the Tenant’s obligations for breach of a representation or warranty.

10. Insurance.

10.1 Tenant Insurance. The Tenant shall carry or cause to be carried, at its sole cost, comprehensive general public liability and property damage insurance naming Landlord and its members, directors and officers as additional insured and providing coverage for products liability, personal injury and bodily injury, and property damage, with a “broad form” endorsement that includes a contractual liability endorsement covering Tenant’s agreement to indemnify Landlord as set out in this Ground Lease, with minimum combined single limits for bodily injury and property damage of [***] per occurrence, or such other reasonable minimum limits as may be established from time to time by Landlord; (ii) Workers’ compensation insurance in accordance with the statutory requirements of the State of Louisiana; and (iii) All risk property insurance on all of Tenant’s furniture, fixtures, equipment, improvements, installed by Tenant, and other property located in, upon, or about the Site covering all risks covered by an “all risk form” policy

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of fire and extended coverage insurance, with limits equal to the full replacement value thereof. Said insurance shall provide that it is primary to any other insurance Landlord may elect to carry, and contain a clause in a form acceptable to Landlord waiving all of its rights of recovery, under legal or conventional subrogation or otherwise, against Landlord, its officers, directors, members and employees. The Tenant shall notify the Landlord of any cancellation or non-renewal of a policy. Tenant’s deductible or self-insured retention shall not exceed that which is a commercially reasonable amount for the risks being insured. Each insurance policy required under this Section 10.1 and any renewal or replacement thereof shall be issued by a company that is approved to do business in the State of Louisiana and that is acceptable to Landlord in its reasonable judgment. Tenant agrees to deliver a certificate of insurance for each policy required hereunder or a renewal thereof, as the case may be, to Landlord before the term begins.

10.2 Landlord Insurance. The Landlord may carry or cause to be carried relevant liability insurance with respect to the Site and/or any activities of the Landlord with respect to the Site in its reasonable business discretion. The Landlord may elect to be self-insured. Landlord’s election to carry or cause to be carried such insurance shall not negate or otherwise lessen Tenant’s obligations under Section 10.1.

11. Liens and Landlord’s Mortgages.

11.1 Prohibition of Liens and Mortgages. The Landlord shall not create or permit to be created or to remain in connection with the Site, or the Facilities, the Improvements or the Landlord’s Improvements thereon, any Liens against any property interest of the Landlord and/or against any of Tenant’s Property or leasehold interest of the Tenant, and the Landlord or the Tenant (as applicable) shall discharge any Lien (levied on account of any mechanics’, laborers’, or materialmen’s lien or security agreement) which might be or become a Lien upon the Site or upon the Landlord’s interest in the Site or upon the Tenant’s interest in its leasehold of the Site, in accordance with Section 11.2. Nothing in this Section 11.1 shall be deemed to cause Landlord to be in default hereunder in the event the Lien(s) in question were created by or due to the actions or inactions of Tenant, its officers, representatives, agents, contractors, licensees, Affiliates and employees.

11.2 Discharge of Liens.

(a) If any mechanics’, laborers’, or materialmen’s lien shall at any time be filed against the Site or any part thereof in connection with the Facilities, the Improvements or the Landlord’s Improvements due to activities of the Landlord, the Landlord shall be the responsible Party and shall within thirty (30) days after notice of the filing thereof, shall elect to contest the same or cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If any mechanics’, laborers’, or materialmen’s lien shall at any time be filed against the Site or any part thereof in connection with the Facilities, the Improvements or the Landlord’s Improvements due to activities of the Tenant, the Tenant shall be the responsible Party and shall within thirty (30) days after notice of the filing thereof, shall elect to contest the same or cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise.

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(b) If the responsible Party does not contest such Lien and shall fail to cause such Lien to be discharged within the period aforesaid, then in addition to any other right or remedy of the non-responsible Party hereunder, the non-responsible Party may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such Lien by deposit or by bonding proceedings. The non-responsible Party shall give the responsible Party written notice of the intent to do so at least ten (10) days prior to taking such action. Any amount so paid by the non-responsible Party and all costs and expenses incurred by the non-responsible Party in connection therewith, including reasonable attorneys’ fees together with interest thereon at one percent (1%) per annum above the Wall Street Journal Prime Rate of interest published from time to time in the Wall Street Journal, from the respective dates of the non-responsible Party’s making of the payment or incurring of the cost and expense, shall constitute either additional rent payable by the Tenant under this Ground Lease or an offset against Rent payable by the Tenant under this Ground Lease, and shall be either (as applicable) paid by the Tenant to the Landlord within fifteen (15) days of written demand therefor or offset against any Rent due after notice to the Landlord.

11.3 Satisfaction of Liabilities. The Tenant shall have the right but not the obligation to pay for the Landlord’s liabilities, obligations, responsibilities and/or debts associated with the Site, including any liabilities, obligations and/or debts owed to laborers, vendors, brokers, materialmen, and other service providers, and then offset against the Rent any such amount(s) paid by the Tenant; provided, the Tenant has confirmed in writing with Landlord prior to doing so that Landlord does not claim a right to dispute the existence or amount of the said liabilities, obligations, responsibilities and/or debts or claim any rights against the party claiming to be due same. The Tenant shall not take any action to materially prejudice the rights of Landlord in regard to the foregoing.

12. Entry on Premises by Landlord, Etc.

Landlord and its representatives shall have the right to access and observe the Site during business hours and upon reasonable prior notice to the Tenant; provided, however, that during such time as the Site is under development or construction, such right to access and observation shall be subject to the Tenant’s reasonable discretion and any limitations or requirements of Applicable Law and Governmental Approvals and the safety protocols of Facility Contractors and others present on the Site. If and when access is granted by the Tenant, the Landlord and its representatives shall be required to adhere to any confidentiality, health, safety, security, insurance and/or operating rules and procedures of the Tenant that were provided to the Landlord and its representatives. Such entry on the Site shall be accompanied by a Tenant representative at all times. If, for any reason, the Tenant deems it is unsafe or outside the bounds of contractual agreements for the Landlord to be near or within the bounds of certain operating equipment, the Tenant will instruct the Landlord of such safety or operating conditions such that access to certain sections of the Site will be restricted.

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13. Destruction by Fire or Other Casualty.

If the Facilities or any Improvements erected on the Site shall be destroyed or so damaged by fire or any other casualty whatsoever, not due to the willful misconduct of the Tenant, where repair or restoration cannot be reasonably accomplished within three hundred and sixty (360) days of the date of such fire or casualty, the Tenant, by written notice to the Landlord, from an authorized representative of the Tenant, may, at its election, decide not to restore nor reconstruct the Facilities or the Improvements. In the event that the Tenant so decides not to restore or reconstruct the Facilities or the Improvements, the Tenant shall notify the Landlord thereof in writing and shall proceed with due diligence to demolish and remove any ruins or rubble remaining on the Site at the Tenant’s sole cost and expense and shall return the Site to Landlord in good order and condition.

14. Assignment; Subleasing; Right of First Refusal.

14.1 Restrictions on Landlord. The Landlord shall not assign this Ground Lease or sell the Site, in whole or in part, without the prior written consent of the Tenant, except with respect to the Tenant’s right of first refusal as set forth in Section 14.3. Any transfer inter vivos or mortis causa of any interest in Landlord shall not be a violation of this Section 14.1. This Ground Lease shall inure to the benefit of and shall be binding upon the Landlord’s permitted assigns.

14.2 Restrictions on Tenant. Subject to the provisions of Section 23, the Tenant shall not assign this Ground Lease, in whole or in part, without the consent of the Landlord, which consent shall not be unreasonably withheld, delayed, or conditioned. The Tenant shall give the Landlord at least thirty (30) days prior written notice of any proposed assignment, together with a copy of the proposed assignment and such other or further information as Landlord may reasonably request. No such assignment shall release or relieve Tenant from liability under this Ground Lease prior to the date of such assignment. In addition, the Landlord acknowledges and agrees that no approval or consent of the Landlord shall be required in connection with any assignment of this Ground Lease by the Tenant (i) for security purposes for any financing, including to a Leasehold Lender, (ii) to a Leasehold Lender or any purchaser upon a foreclosure of a Leasehold Mortgage or transferee upon a transfer in lieu of foreclosure (dation en paiement) pursuant to a Leasehold Mortgage, (iii) to any Affiliate or member of the Tenant, (iv) to any entity resulting from a merger, non-bankruptcy reorganization or consolidation with the Tenant, (v) to any entity resulting from a merger or acquisition of the membership interest or assets of the Tenant so long as the surviving entity is fully responsible for all of the obligations of the Tenant hereunder and agrees in writing to attorn to Landlord as landlord under the Lease. The Tenant shall not sublease all or any portion of the Site without the consent of the Landlord, which consent shall not be unreasonably withheld, delayed, or conditioned.

14.3 Right of First Refusal. During the Initial Term or any Extended Term of this Ground Lease, the Landlord may not transfer a portion of the Site and may only transfer the entire Site through a bona fide sale in exchange for a sum certain of money. If the Landlord, during the Initial Term or any Extended Term of this Ground Lease, makes a bona fide offer to sell or receives a bona fide offer that Landlord desires to accept from a third party to buy or acquire (individually and collectively a “Bona Fide Offer”) all or any portion of the Site separately or as a part of a larger parcel of which the Site is a part, the Landlord will promptly, within ten (10) Business Days of such making or receipt, give written notice to the Tenant of the terms of the Bona Fide Offer made or received, including the cash price attributable to the Site. If the sale is a tract of which the Site is a part, then the cash price attributable to the Site will be that part of the cash price

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

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multiplied times a fraction, the denominator of which is the total number of acres in the Site and the numerator of which is the total number of acres in the larger tract to be sold. The notice shall also state the other terms and conditions of the proposed sale and the Landlord’s willingness to sell for that cash price and on those terms. Upon receiving the notice, the Tenant may exercise the right, in the manner specified below, to purchase the property described in the Bona Fide Offer at the stated cash price in the Bona Fide Offer pursuant to the process described in Sections 14.3 through 14.6. This Section 14.3 does not apply to transfers pursuant to successions or donations executed in accordance with Louisiana law.

14.4 Exercise of Right of First Refusal. If the Tenant elects to purchase the property described in the Bona Fide Offer under the provisions of Section 14.3, the Tenant must notify the Landlord of such election, doing so in writing delivered to the Landlord within twenty (20) Business Days after the date of the Landlord’s written notice to the Tenant of the Bona Fide Offer. If the Tenant elects to refuse the Bona Fide Offer, the Tenant need take no action whatsoever; further, if the Tenant fails to deliver to the Landlord a notice of the Tenant’s election within the time required for such notice, the Tenant will be deemed to have refused the Bona Fide Offer. If the Tenant refuses, or is deemed to have refused, the Bona Fide Offer, the Landlord is free to sell the property pursuant to the Bona Fide Offer subject to this Ground Lease, any New Lease, and any Leasehold Mortgage, any Non-Disturbance Agreement and continuation of the leasehold interest created by this Ground Lease and any New Lease.

14.5 Intentionally Left Blank.

14.6 Continuation of Right. If for any reason the Site is not sold by the Landlord following a Bona Fide Offer from a third-party, the right of first refusal granted and described in the preceding Sections 14.1 through 14.4 shall continue in full force and effect, on the same terms and conditions.

15. Events of Default of Tenant.

15.1 Event of Default. If any one or more of the following events shall happen and not be remedied as herein provided an “Event of Default” shall be deemed to have occurred:

(a) Breach of Rent Covenant. If the Tenant fails to timely pay Rent as provided in Section 4, and such failure shall continue for a period of fifteen (15) days after written notice thereof from the Landlord to the Tenant.

(b) Breach of Other Covenant. If default shall be made by the Tenant in the performance of or compliance with any of the covenants, agreements, terms, or conditions contained in this Ground Lease, other than those referred to in Section 15.1(a), and such default shall continue for a period of sixty (60) days after written notice thereof from the Landlord to the Tenant specifying the nature of such default and the acts required to cure the same, or, in the case of a default or a contingency which cannot with due diligence be cured within such period of sixty (60) days, the Tenant fails to proceed with due diligence within such period of sixty (60) days, to commence cure of the same and thereafter to prosecute the curing of such default with due diligence (it being intended that in connection with a default not susceptible of being cured with due diligence within sixty (60) days that the time of the Tenant within which to cure same shall be extended for such period as may be necessary to complete the same with all due diligence). Casualty occurring at the Site or discharge from the Site shall not constitute an Event of Default.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

(c) Bankruptcy. There has been instituted against the Tenant any case, proceeding or action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of the Tenant or its debts or assets, which shall not have been terminated, stayed or dismissed within ninety (90) days after commencement, or a trustee, receiver, custodian or other like official is appointed for or to take possession of all or any part of the property or assets of the Tenant, or the Tenant generally does not pay its debts as they become due; provided, however, that the Tenant shall have ninety (90) days to cure this default following the occurrence of same.

15.2 Landlord’s Remedies; Cure.

(a) Landlord’s Right to Damages; Termination. Subject to the rights and remedies of Leasehold Lender in Section 23, upon the occurrence of an Event of Default set forth in Section 15.1(a) or (b), the Landlord shall give written notice of Event of Default to the Tenant stating specifically the grounds for the Event of Default and the damages thereby reasonably anticipated or incurred by the Landlord in connection with the Event of Default, and the Tenant shall be liable for such reasonable damages unless such Event of Default is reasonably remedied in a timely manner and all undisputed arrears of Rent, and all other undisputed amounts payable by the Tenant under this Ground Lease, in each case within sixty (60) days from the date of such notice of Event of Default, together with interest thereon at the rate provided by law for judicial interest from the time when the same became due and payable, and all costs and expenses reasonably incurred by or on behalf of the Landlord as a result of the Event of Default, including reasonable attorneys’ fees, shall have been fully and promptly paid by the Tenant to the Landlord and all other defaults shall have been reasonably cured and made good or cured to the reasonable satisfaction of the Landlord, in either of which events the consequences of such Event of Default shall be deemed to be annulled. Written notice of an Event of Default under this Section 15.2(a) is not effective and is not valid if the Landlord does not give prior written notice to the Tenant pursuant to Section 15.1.

(b) Landlord’s Right to Cure Tenant’s Event of Default. Upon the occurrence of an Event of Default of the Tenant which is not cured or having commenced curing by the Tenant within sixty (60) days as provided in Section 15.2(b), then, subject to the prior written consent of any Leasehold Lender under Section 23, the Landlord may take whatever actions as are reasonably necessary to cure such Event of Default, including the hiring of attorneys, contractors, consultants, architects, engineers, laborers, or others to cure the Event of Default. The Tenant shall be responsible for all costs, including attorney’s fees and the fees of other professionals, reasonably incurred by the Landlord pursuant to this Section 15.2(b) and such costs shall be billed to the Tenant in addition to any and all Rent due hereunder; and the Tenant shall pay all such additional costs and charges within thirty (30) days after billing by the Landlord.

(c) Sole Recourse. The sole recourse of the Landlord for any damages or liabilities due hereunder shall be limited to the assets of the Tenant, without recourse individually or collectively to the assets of the members or the Affiliates of the Tenant, its lenders, or their respective directors, agents, members, shareholders, managers, employees, representatives, partners, and officers.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

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15.3 Taking of Possession. Upon any expiration or termination of this Ground Lease, and subject to Section 7.1, (i) the Tenant shall quit and peacefully surrender the Site to the Landlord in good order and condition, without any payment therefor by the Landlord, and the Landlord may, at that time, without further notice, enter upon and re-enter the Site and may have, hold, and enjoy the Site (but by doing so it is acknowledged that Landlord is not waiving its rights to enforce the Rent or other obligations of Tenant for the remaining term of the Ground Lease); and (ii) all obligations of the Tenant hereunder for additional rent or any portion thereof arising or accruing with respect to any period prior to such termination and any obligations of the Tenant under the indemnification provisions hereof arising or accruing with respect to any period prior to such termination hereof, in each case without regard to whether such matter is first noticed to the Landlord prior to or subsequent to such termination, shall survive the termination hereof. ln the event of any termination, the Landlord may exercise its option to seek a successor tenant for the Site at such price and on such terms as may be immediately available. If the Landlord obtains a successor tenant during what would have been the remainder of the term of this Ground Lease, the Tenant shall receive a credit for rentals collected from said successor tenant for the remaining term of this Ground Lease. If no successor tenant is obtained, the Tenant shall be liable for Rent obligations otherwise provided for in this Ground Lease.

15.4 Agent for Service. The Tenant shall maintain a registered agent of the Tenant for service of process, which agent will be located within the State of Louisiana. The Tenant shall maintain the name and address of such agent with the Louisiana Secretary of State. If the Tenant shall fail to maintain such a registered agent with the Louisiana Secretary of State within the State of Louisiana, service of process may be accomplished by public posting on the Site in the same manner and for the same period as provided in Louisiana statutes, with written notice becoming effective at the time of posting.

16. Events of Default of the Landlord.

16.1 Landlord’s Event of Default; Right to Cure. Any failure of the Landlord to perform and/or to comply with any of its obligations, covenants, agreements, terms, or conditions contained in this Ground Lease, or there has been instituted against the Landlord any case, proceeding or action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of the Landlord or its debts or assets, which shall not have been terminated, stayed or dismissed within ninety (90) days after commencement, or a trustee, receiver, custodian or other like official is appointed for or to take possession of all or any part of the property or assets of the Landlord, or the Landlord generally does not pay its debts as they become due, shall constitute a “Landlord’s Event of Default” hereunder; provided it continues for a period of sixty (60) days or, in the case of a bankruptcy event, ninety (90) days after notice by the Tenant to the Landlord specifying the obligation, covenant, agreement, terms or conditions of this Ground Lease alleged to have been violated and constituting a Landlord’s Event of Default to fully cure Landlord’s Event of Default.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

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16.2 Tenant’s Remedies; Cure. In the event of a Landlord’s Event of Default that is not fully cured under Section 16.1, in addition to all other remedies available to the Tenant, the Tenant may cancel this Ground Lease by written notice to the Landlord, seek specific performance or exercise its rights under Section 16.3. All obligations of the Landlord hereunder arising or accruing with respect to any period prior to such termination and any obligations of the Landlord under the indemnification provisions hereof arising or accruing with respect to any period prior to such termination hereof, in each case without regard to whether such matter is first noticed to the Landlord prior to or subsequent to such termination, shall survive the termination hereof. The Tenant shall have the right, with or without canceling this Ground Lease, to specific performance and to recover damages caused by a Landlord’s Event of Default that is not fully cured under Section 16.1. Notwithstanding anything contained in this Section 16, the sole recourse of the Tenant for any damages or liabilities due hereunder shall be limited to the remedies under this Agreement and the assets of the Landlord and the Landlord’s interest in the Site and this Ground Lease, without recourse individually or collectively to the members of the Landlord or the Affiliates of the Landlord, or their respective directors, agents, members, shareholders, managers, employees, representatives, partners, and officers.

16.3 Tenant’s Right to Cure Landlord’s Event of Default. Upon the occurrence of a Landlord’s Event of Default, the Tenant may take whatever actions as are reasonably necessary to cure such Landlord’s Event of Default, including the hiring of attorneys, contractors, consultants, architects, engineers, laborers, or others, purchasing the required goods or services and procuring necessary insurance, provided the time for Landlord to cure has expired and Landlord has not commenced said cure efforts. The Landlord shall be responsible for all reasonable costs including attorneys’ fees and the fees of other professionals, reasonably incurred by the Tenant pursuant to this Section 16.3 and such costs shall be billed to the Landlord. The Landlord shall pay all such additional costs and charges within thirty (30) days after billing by the Tenant, and/or the Tenant may offset such additional costs and charges against Rent due.

17. Mutual Obligations.

17.1 Late Charges; Interest. If any Rent or other sum is not paid when due and payable under this Ground Lease, and if such delinquency continues for a period of fifteen (15) days, such sum shall bear a late charge equal to four percent (4.0%) per annum of the amount thereof, the Parties recognizing and agreeing that such charge represents a reasonable approximation of the additional administrative costs and expenses which are likely to be incurred by the non-defaulting Party. Additionally, any judgment rendered therefor shall bear interest from the date originally due to the date of collection at the rate prescribed by law as legal interest.

17.2 Obligations to Mitigate Damages. Both the Landlord and the Tenant shall have the obligation to take reasonable steps to mitigate their damages caused by any default under this Ground Lease.

17.3 Failure to Enforce Not a Waiver. No failure by either Party to insist upon the strict performance of any covenant, agreement, term, or condition of this Ground Lease or to exercise any right or remedy arising upon the breach thereof, and no acceptance by the Landlord of full or partial Rent during the continuance of any such breach, shall constitute a waiver of any such breach of such covenant, agreement, term, or condition. No covenant, agreement, term, or condition of this Ground Lease to be performed or complied with by either Party and no breach thereof shall be waived, altered, or modified except by a written instrument executed by both Parties. No waiver of any breach shall affect or alter this Ground Lease, but each and every covenant, agreement, term, or condition of this Ground Lease shall continue in full force and effect with respect to any other then existing or subsequent breach hereof.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

17.4 Rights Cumulative. Except as provided herein, each right and remedy of the Parties provided in this Ground Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Ground Lease or now or thereafter existing at law or in equity or by statute or otherwise (excluding, however, specific performance against the Tenant) and the exercise or beginning of the exercise by the parties of any one or more of such rights or remedies provided for in this Ground Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the parties of any or all other such rights or remedies provided for in this Ground Lease or now or hereafter existing at law or in equity or by statute or otherwise.

18. Notices.

18.1 Addresses. All notices, demands, and requests which may or are required to be given hereunder shall be in writing, delivered by personal service, or shall be sent by email or United States registered or certified mail, return receipt and signature requested, postage prepaid, to the parties at the following numbers and addresses:

To the Tenant:	Venture Global CP2 LNG, LLC
1001 19th St North
Suite 1500
Arlington, VA 22209
Attention: [***]
Telephone: [***]
Email: [***]

With a copy to:	Venture Global CP2 LNG, LLC
1001 19th St North
Suite 1500
Arlington, VA 22209
Attention: [***]
Telephone: [***]
Email: [***]

To the Landlord:	Miller Estate Leasing Company, LLC
17 Fairway Drive
Lake Charles, LA 70605
Attention: [***]
Email: [***]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

Execution Version

With a copy to:	[***]
Miller Estate Leasing Company, LLC
Board Chair and CEO
Browne Law, LLC
3330 West Esplanade Ave South, Suite 301
Metairie, LA 70002
[***]

or to such other numbers or addresses as either above designated recipients may from time to time designate by written notice to the other designated recipient hereto at least fifteen (15) days in advance of an effective date stated therein.

18.2 When Deemed Delivered. Notices, demands, and requests which may or shall be served in accordance with Section 18.1 shall be deemed sufficiently served or given for all purposes hereunder at the earlier of (i) the time such notice, demand, or request shall be received by the addressee, or (ii) four (4) days after posting via United States registered or certified mail, return receipt and signature requested, postage prepaid.

19. Quiet Enjoyment; Title.

19.1 Quiet Enjoyment. The Landlord warrants to the Tenant the peaceable possession of the Site and warrants to the Tenant that the Tenant shall quietly have and enjoy the Site during the Initial Term, any Extended Term and any Removal Period of this Ground Lease without hindrance or molestation by the Landlord or any Person or Persons claiming by, under and/or through the Landlord. This Ground Lease shall be construed as a covenant running with the land. As long as this Ground Lease is in effect, the Landlord and any Affiliate of the Landlord shall only allow compatible use of the remainder of their property adjacent to the Site and will not create or allow the creation of a visual, olfactory or auditory nuisance on said remainder of their property.

19.2 Landlord’s Title. The Landlord covenants, represents and warrants as a condition of this Ground Lease that: (i) it is the sole owner of good title to all of the Site; (ii) the Site is subject to no Liens, privileges, encumbrances, defects in title, servitudes, easements, restrictions, dedications, leases, mineral leases, reservations or other exceptions to title; (iii) during the term hereof it shall not encumber the Site; (iv) it is authorized to make this Ground Lease for the term hereof; (v) the provisions of this Ground Lease do not and will not conflict with or violate any of the provisions of existing agreements between the Landlord and any third party; and (vi) the Landlord will deliver the Site free of all tenants and occupants and claims thereto. The Tenant shall furnish to the Landlord’s counsel a complete and up-to-date abstract of title at the Tenant’s sole expense, prior to the execution of this Ground Lease.

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

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20. Eminent Domain.

20.1 Complete Condemnation. If, during the term hereof, the whole of the Site shall be taken by a Governmental Authority under the power of eminent domain (or the Site is sold in lieu of a taking under threat of exercise of the power of eminent domain by a Governmental Authority authorized to exercise such power, condemnation or taking), then this Ground Lease and the term hereof shall cease and terminate as of the date of such taking; provided, that each Party may claim for a condemnation award in accordance with Section 20.4 and all Applicable Laws. Tenant may continue to occupy the Site, subject to the terms of this Ground Lease, for all or such part of the period between the date of such taking and the date when possession of the Site shall be taken by the taking authority, and any unearned Rent or other charges, if any, paid in advance for the period that is the later of (i) from and after the actual date of the taking or (ii) from and after the date Tenant ceases to occupy the Site in whole or in part, shall be refunded to the Tenant within thirty (30) days of date. If required, the Tenant shall procure from the applicable Governmental Authority, at the Tenant’s sole cost and expense, all necessary consents and authorizations to continue to occupy the Site from and after the date of such taking. Except as Landlord may otherwise consent in writing, Tenant and its Affiliates shall not seek, support or assist any condemnation of the Site. At Landlord’s request, Tenant at its expense shall aggressively oppose any condemnation.

20.2 Partial Condemnation. If, during the term hereof, any Governmental Authority shall, under the power of eminent domain (or a portion of the Property is sold in lieu of a taking under threat of the use of such power) makes a taking resulting in the reduction of the surface area of the Site by fifteen percent (15%) or more, or of fifteen percent (15%) or more of the value of the Facilities, the Improvements or the Landlord’s Improvements, or resulting in material interference to the Tenant’s ability to use in a commercially reasonable manner the remainder of the Site, the Facilities, the Improvements or Landlord’s Improvements for the purposes contemplated hereby, then the Tenant may, at its election, terminate this Ground Lease by giving the Landlord notice of the exercise of its election within one-hundred twenty (120) days of the date of notice to the Tenant of such taking. In the event of termination by the Tenant under this Section 20.2, the term hereof shall cease and terminate thirty (30) days from the date such notice of exercise of its election to terminate has been given, and any unearned Rent or other charges, if any, paid in advance, shall be refunded to the Tenant for the period of time that is after the later of the termination date as determined above or the date Tenant actually ceases to occupy the Site, with said refund to be paid within thirty (30) days from the said date, and each Party may claim for a condemnation award in accordance with Section 20.4 and all Applicable Laws.

20.3 Rent Adjustment. In the event that the Tenant does not elect to terminate this Ground Lease pursuant to Section 20.2, then this Ground Lease and the term hereof shall continue in full force and effect, and the monthly Rent shall be adjusted pro-rata in accordance with the land area of the property actually taken by the condemning authority.

20.4 Allocation of Award. Subject to Section 23.8, in the event of a complete, partial or temporary taking, condemnation or other action, or threat of action, by a Governmental Authority resulting in termination of this Ground Lease and a right to compensation pursuant to Section 20.1 or Section 20.2, (a) the Tenant shall be entitled to claim from applicable Governmental Authorities in appropriate proceedings a condemnation award (or settlement) attributable to, as applicable, (i) the value of the Facilities, the Improvements, and Tenant’s fixtures and other property located on the Site so taken, plus (ii) without duplication with clause (i) above, the value of the Tenant’s leasehold estate in the Site under this Ground Lease, plus (iii) other compensation or benefits paid as a consequence of the interruption of the Tenant’s business and the other costs and expenses incurred by the Tenant as a consequence of such taking, including relocation damages or damages

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

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for lost profits or loss of leasehold advantage and (b) the Landlord shall be entitled to claim from applicable Governmental Authorities in appropriate proceedings a condemnation award (or settlement) fairly attributable to, as applicable, the value of the Site, the value of any Landlord’s Improvements and unpaid rents which would have been due to the Landlord under this Ground Lease after the date of the taking or sale under threat of eminent domain. The amounts described in each of the foregoing clauses (a) and (b) shall be separate and mutually exclusive, and neither Party shall dispute or otherwise interfere with a claim made by the other Party in accordance with Applicable Laws pursuant to the foregoing.

21. Not Used

22. Force Majeure.

Provided that notice is given within sixty (60) days of an occurrence of an event of Force Majeure by the Party seeking to invoke and utilize the provisions of this Section 22, either Party hereto shall be excused from performing any of its respective obligations or undertakings provided in this Ground Lease for so long as the performance of such obligations is prevented or significantly delayed, retarded or hindered by any event of Force Majeure; provided that an event of Force Majeure shall not excuse any party from making any payment of money required under this Ground Lease. Should an event of Force Majeure persist for over three hundred and sixty (360) continuous days, the Tenant shall have the right but not the obligation to terminate this Ground Lease.

23. Leasehold Mortgage Provisions.

The provisions of this Section 23 shall supersede any contrary or inconsistent provisions in this Ground Lease and in the event of any inconsistency or conflict between the provisions of this Section 23 and any other provision of this Ground Lease, the provisions of this Section shall govern and control.

23.1 Tenant’s Right to Mortgage Leasehold Interest; Recognition of Leasehold Lender as Leasehold Mortgagee. The Tenant shall have the absolute right (but not the obligation), without seeking the consent or approval of the Landlord, to grant one or more leasehold mortgages encumbering the Tenant’s interest in the Site and in this Ground Lease. The term “Leasehold Lender” shall mean, at any point in time, the holder of a Leasehold Mortgage, or any agent or trustee therefor, that provides written notice to the Landlord of its status as such, which notice is confirmed in writing by the Tenant; provided, however, that no Affiliate of Tenant or of Tenant’s assigns shall be a Leasehold Lender. The term “Leasehold Mortgage” shall mean, at any point in time, a leasehold mortgage to secure debt or other equivalent instruments (“Leasehold Loan”) as the case may be (as the same may be amended from time to time), encumbering the Tenant’s interest in the Site and this Ground Lease; provided, however, that the mortgagee is not an Affiliate of Tenant or of Tenant’s assigns. It is acknowledged and agreed that, during the term of this Ground Lease, there may be multiple Leasehold Mortgages and multiple Leasehold Lenders and that each Leasehold Lender may, from time to time, assign its right, title and interest in and to the Leasehold Loan, Leasehold Mortgage and this Ground Lease. During the term of this Ground Lease, the Tenant shall provide the Landlord with written notice of the identity, contact

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

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information and address for each Leasehold Lender (or the agent authorized to act on behalf of the Leasehold Lender), such notice to be provided to the Landlord by the Tenant within no less than thirty (30)-within which the Tenant becomes aware of any such Leasehold Lender, whether by the issuance of a Leasehold Mortgage to such Leasehold Lender or name change, assignment, merger or otherwise.

23.2 Right to Perform for Tenant; Right to Cure.

(a) In addition to the rights provided in Section 23.1, the Landlord acknowledges and agrees that any Leasehold Lender shall have the right to perform any term, covenant, condition or agreement to be performed by the Tenant under this Ground Lease, and the Landlord shall accept such performance by Leasehold Lender with the same force and effect as if furnished by the Tenant. In the event of a default by the Tenant under this Ground Lease and prior to any termination of this Ground Lease by the Landlord, the Landlord acknowledges and agrees that the Landlord shall provide Leasehold Lender with notice of the same and Leasehold Lender shall have the right (but not the obligation) to commence to cure such default within the same period of time as the Tenant has under this Ground Lease, plus an additional sixty (60) days. The Landlord agrees that the Landlord shall not terminate this Ground Lease in connection with any such default so long as Leasehold Lender has cured or commenced to cure and continues diligently to cure in accordance with the foregoing.

(b) If any default in the performance of an obligation of the Tenant under this Ground Lease is not susceptible to being cured by Leasehold Lender, the Landlord shall have no right to terminate this Ground Lease with respect to such default and such default shall be deemed waived for the benefit of Leasehold Lender only, provided that:

(i) Leasehold Lender shall have commenced to cure (i) any other non-payment default of the Tenant that is susceptible to being cured by Leasehold Lender and (ii) any default in the payment of any portion of Rent, in each case, within the time periods prescribed under Section 23.2(a);

(ii) Leasehold Lender (or its designee) shall have commenced to acquire the Tenant’s interest in this Ground Lease and the Site or to commence foreclosure or other appropriate proceedings under the Leasehold Mortgage within the time periods prescribed under Section 23.2(a);

(iii) if Leasehold Lender (or its designee) shall acquire the Tenant’s interest in this Ground Lease and/or the Site, Leasehold Lender (or its designee) shall, without prejudice to Section 23.5, (A) commence to cure and continue diligently to cure all non-payment defaults that are susceptible to being cured by Leasehold Lender with commercially reasonable diligence, (B) cure any payment default in respect of any portion of Rent and (C) perform and observe all other agreements, covenants and conditions which are to be performed or observed by the Tenant under this Ground Lease after the date of such acquisition; and

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

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(iv) if any third party shall, by foreclosure or dation en paiement under the Leasehold Mortgage or by assignment or other transfer from Leasehold Lender, acquire the Tenant’s interest in and to the Site under this Ground Lease, such third party shall, without prejudice to Section 23.5, (A) commence to cure and continue diligently to cure all non-payment defaults that are susceptible to being cured by a third party with commercially reasonable diligence, (B) cure any payment default in respect of any portion of Rent and (C) perform and observe all other agreements, covenants and conditions which are to be performed or observed by the Tenant under this Ground Lease after the date of such acquisition.

However, if the Tenant is in default beyond applicable notice and cure periods under this Ground Lease and Leasehold Lender fails to act under Section 23.2 within the applicable time periods set forth in Section 23.2, then notwithstanding any provision in this Section 23 to the contrary, the Landlord may exercise any right to terminate this Ground Lease that the Landlord may have under Section 15.

23.3 No Modification Without Leasehold Lender’s Consent. Neither the Landlord nor the Tenant will amend, modify, cancel or surrender this Ground Lease without Leasehold Lender’s prior written consent, and any such action taken without Leasehold Lender’s consent shall not be binding on the Tenant or Leasehold Lender or their respective successors and assigns (and this Ground Lease shall be interpreted as if such action was not taken); provided, however, that if the Tenant is in default beyond applicable notice and cure periods under this Ground Lease and Leasehold Lender fails to act under Section 23.2 within the applicable time periods set forth in Section 23.2, then Leasehold Lender’s prior written consent shall not be required for the Landlord to exercise any right to terminate this Ground Lease that the Landlord may have under Section 15.

23.4 Delivery of Notices. The Landlord shall simultaneously deliver to Leasehold Lender copies of all notices, statements, information and communications delivered or required to be delivered to the Tenant pursuant to this Ground Lease, including, without limitation, any notice of any default by the Tenant. In addition, the Landlord shall promptly notify Leasehold Lender in writing of any failure by the Tenant to perform any of the Tenant’s obligations under this Ground Lease. No notice, statement, information or communication given by the Landlord to the Tenant shall be binding or affect the Tenant or Leasehold Lender or their respective successors and assigns unless a copy of the same shall have simultaneously been sent to Leasehold Lender in accordance with this Section 23.4. All notices to Leasehold Lender shall be addressed to any Leasehold Lender at any address that such Leasehold Lender shall provide in writing to the Landlord and the Tenant, and shall be delivered in a manner permitted under (and shall be deemed delivered in accordance with) Section 18. Notwithstanding anything to the contrary in this Ground Lease, the Landlord shall not exercise any remedies related to the Tenant’s default hereunder until (i) the Landlord has delivered notice of such default to Leasehold Lender pursuant to this Section 23.4 and (ii) all applicable cure commencement periods following the delivery of such notice have expired.

23.5 Leasehold Lender Not Obligated Under Lease; Permitted Transfers. The granting of the Leasehold Mortgage shall not be deemed to constitute an assignment or transfer of this Ground Lease or the Site to Leasehold Lender, nor shall Leasehold Lender, in its capacity as the holder of the Leasehold Mortgage, be deemed to be an assignee or transferee of this Ground Lease or of the Tenant’s interests in the Site thereby created so as to require Leasehold Lender, as such, to assume the performance of any of the terms, covenants or conditions on the part of the Tenant to be performed thereunder. In no event shall any act or omission of Leasehold Lender (including,

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

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without limitation, the acquisition of the Tenant’s interest in this Ground Lease and the Site created thereby in a transaction described in this Section 23 or the taking of possession of the Site or improvements thereon through a receiver or other means) require Leasehold Lender to assume, or cause Leasehold Lender to be deemed to have assumed, any obligation or liability of the Tenant under this Ground Lease, and Leasehold Lender shall have no personal liability to the Landlord for the Tenant’s failure to so perform and observe any agreement, covenant or condition of the Tenant under this Ground Lease, it being expressly understood and agreed that, in the event of any such failure of the Tenant to perform, the Landlord’s sole and exclusive remedy with respect to Leasehold Lender shall be to terminate this Ground Lease without any recourse or claim for damages against Leasehold Lender; provided that this Section 23.5 shall not relieve Leasehold Lender of the requirements under Section 23.2(b)(iii) in the event that Leasehold Lender has elected to acquire the Tenant’s interests in this Ground Lease and/or the Site.

23.6 Permitted Transfers. Notwithstanding the provisions of Section 23.5, but for the avoidance of doubt while reserving the Landlord’s right to terminate this Ground Lease pursuant to Section 23.2, the purchaser at any sale of this Ground Lease and the interests in and to the Site thereby created in any proceedings for the foreclosure of the Leasehold Mortgage (including, without limitation, power of sale), or the assignee or transferee of this Ground Lease and the interests in and to the Site thereby created under any instrument of assignment or transfer in lieu of the foreclosure (whether to Leasehold Lender or any third party) shall be deemed to be a permitted assignee or transferee under this Ground Lease without the need to obtain the Landlord’s consent and the Landlord shall recognize such assignee or transferee as the successor-in-interest to the Tenant for all purposes under this Ground Lease, and such purchaser, assignee or transferee shall be deemed to have agreed to perform all of the terms, covenants and conditions on the part of the Tenant to be performed under this Ground Lease from and after the date of such purchase and/or assignment, but only for so long as such purchaser or assignee is the owner of the Tenant’s interest in, to and under this Ground Lease and the Tenant’s interests in and to the Site thereby created.

23.7 No Termination for Casualty. So long as the indebtedness, or any part of the indebtedness, secured by the Leasehold Mortgage remains outstanding and unpaid, and the Leasehold Mortgage remains of record, the Landlord and the Tenant agree that this Ground Lease shall not terminate or be cancelled at any time upon the damage or destruction by fire or other casualty of all, substantially all, or any part of the Site or the Tenant’s Facilities. Rent shall continue to be due and payable as set forth in this Ground Lease.

23.8 Expropriation and Expropriation Proceeds. So long as the indebtedness, or any part of the indebtedness, secured by the Leasehold Mortgage remains outstanding and unpaid, and the Leasehold Mortgage remains of record, the Landlord and the Tenant agree that: (i) this Ground Lease shall not terminate or be canceled upon a taking or expropriation pursuant to an eminent domain proceeding of all, substantially all, or any part of the Site without Leasehold Lender’s consent or unless required by law; (ii) any and all awards for any taking or expropriation of the Facilities, the Improvements and/or the Tenant’s interest in, under and to this Ground Lease which otherwise belong to the Tenant shall be payable to Leasehold Lender, to be disbursed as follows: (A) first, to Leasehold Lender for the value of the interests in and to the Site created by this Ground Lease and the value of the leasehold improvements located on the Site, up to an amount equaling

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the outstanding principal balance of any loan secured by the Leasehold Mortgage, and any interest accrued thereon, and (B) second, to the Landlord and the Tenant in accordance with this Ground Lease; and (iii) Leasehold Lender shall have the right to apply the expropriation proceeds payable to Leasehold Lender hereunder in accordance with the terms of the Leasehold Mortgage (or other applicable loan documents) and shall be entitled at Leasehold Lender’s option to participate in any compromise, settlement or adjustment with respect to the claim for damages paid by the expropriating authority for the taking or expropriation of the Facilities and/or the Tenant’s interest in, under and to this Ground Lease; provided that this Section 23.8 does not derogate the Landlord’s right to terminate this Ground Lease pursuant to Section 23.2. The Landlord reserves any rights it may have under applicable law to seek from the expropriating authority an award for a taking of the Landlord’s interests in, under and to this Ground Lease and as to the Site. In the event of a taking of a portion of the Site, the Rent shall be reduced pro rata based upon the portion of the Site taken. The Landlord agrees that, to the extent permitted by law, the Landlord waives and forebears the use of any of its power of expropriation that would impair the Tenant’s interest in, under and to this Ground Lease or the performance of this Ground Lease

23.9	New Direct Lease.

(a) If this Ground Lease is canceled or terminated for any reason (except in connection with a Bankruptcy Proceeding, for which the provisions of Section 23.10 are hereby agreed upon by the Landlord and the Tenant), and provided that Leasehold Lender has (i) commenced to cure and continues diligently to cure all non-payment defaults that are susceptible to being cured by Leasehold Lender with commercially reasonable diligence, and (ii) cured any payment default in respect of any portion of Rent, the Landlord hereby agrees that the Landlord shall, upon Leasehold Lender’s written election within one hundred twenty (120) days of such cancellation or termination, promptly enter in a new, direct lease with Leasehold Lender (or its nominee or any other party which Leasehold Lender may designate, including without limitation, the Tenant) with respect to the Site on the same terms and conditions as this Ground Lease (a “New Lease”), it being the intention of the parties to preserve this Ground Lease and the interests in and to the Site created by this Ground Lease for the benefit of Leasehold Lender without interruption. Said New Lease shall be superior to all rights, liens and interests intervening between the date of this Ground Lease and the granting of the New Lease and shall be free of any and all rights of the Tenant under this Ground Lease. Notwithstanding the foregoing, Landlord shall have no liability for any change in the priority of the Leasehold Mortgage, this Ground Lease or the interests in and to the Site created by this Ground Lease unless and only to the extent such change in priority is due to an act or inaction of Landlord.

(b) The Tenant and the Landlord acknowledge and agree that Leasehold Lender shall have the right to encumber such direct New Lease and the estate created thereby with a deed of trust or a mortgage (as the case may be) on the same terms and with the same lien priority as the Leasehold Mortgage, it being the intention of the parties to preserve the priority of the Leasehold Mortgage, this Ground Lease and the interests in and to the Site created by this Ground Lease for the benefit of Leasehold Lender without interruption. Notwithstanding the foregoing, Landlord shall have no liability for any change in the priority of the Leasehold Mortgage, this Ground Lease or the interests in and to the Site created by this Ground Lease unless and only to the extent such change in priority is due to an act or inaction of Landlord. If this Ground Lease is

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rejected, cancelled or terminated for any reason and Leasehold Lender, its nominee or a designee of Leasehold Lender enters into a direct lease with the Landlord with respect to the Site, the Landlord hereby agrees that it will execute such documents as Leasehold Lender may require in order to ensure that the new direct lease provides for customary leasehold mortgagee protections, including without limitation, protections similar to those contained herein.

23.10 Bankruptcy. In the event of a proceeding under the United States Bankruptcy Code (Title 11 U.S.C.) as now or hereafter in effect (a “Bankruptcy Proceeding”):

(a) If this Ground Lease is rejected in connection with a Bankruptcy Proceeding by the Tenant or a trustee in bankruptcy (or other party to such proceeding) for the Tenant, such rejection shall be deemed an assignment by the Tenant to the Leasehold Lender of the Tenant’s Property and all of the Tenant’s interest under this Ground Lease, and this Ground Lease shall not terminate and the Leasehold Lender shall have all rights and obligations of the Tenant as if such Bankruptcy Proceeding had not occurred, unless Leasehold Lender shall reject such deemed assignment by notice in writing to the Landlord within thirty (30) days following rejection of this Ground Lease by the Tenant or the Tenant’s trustee in bankruptcy. If any court of competent jurisdiction shall determine that this Ground Lease shall have been terminated notwithstanding the terms of the preceding sentence as a result of rejection by the Tenant or the trustee in connection with any such proceeding, the rights of Leasehold Lender to a New Lease from the Landlord pursuant to Section 23.9 hereof shall not be affected thereby.

(b) In the event of a Bankruptcy Proceeding against the Landlord:

(i) If the bankruptcy trustee, the Landlord (as debtor-in-possession) or any party to such Bankruptcy Proceeding seeks to reject this Ground Lease pursuant to United States Bankruptcy Code §365(h)(1), the Tenant shall not have the right to treat this Ground Lease as terminated except with the prior written consent of Leasehold Lender and the right to treat this Ground Lease as terminated in such event shall be deemed assigned to Leasehold Lender, whether or not specifically set forth in the Leasehold Mortgage, so that the concurrence in writing of the Tenant and the Leasehold Lender shall be required as a condition to treating this Ground Lease as terminated in connection with such Bankruptcy Proceeding.

(ii) Unless this Ground Lease is treated as terminated in accordance with Section 23.10(b)(i), then this Ground Lease shall continue in effect upon all the terms and conditions set forth herein, including Rent, but excluding requirements that are not then applicable or pertinent to the remainder of the term of this Ground Lease. The lien of the Leasehold Mortgage shall extend to the continuing possessory rights of the Tenant following such rejection with the same priority as it would have enjoyed had such rejection not taken place.

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23.11	Estoppel Certificates; Non-Disturbance Agreements.

(a) Within fifteen (15) days following Leasehold Lender’s or the Tenant’s written request, the Landlord shall provide Leasehold Lender or the Tenant with an estoppel certificate (the “Landlord Estoppel”) which shall certify to such requesting Leasehold Lender or the Tenant (i) as to the amount and status of all rent payments under this Ground Lease, (ii) as to the non-satisfaction or non-compliance by the Tenant of any other conditions under this Ground Lease, or alternatively, as to the full satisfaction and compliance by the Tenant of any other conditions required under this Ground Lease, (iii) as to any existing default of the Tenant under this Ground Lease, or alternatively that the Tenant is not in default in the payment, performance or observance of any other condition or covenant to be performed or observed by the Tenant thereunder, and as to any existing event or condition in existence as of the date of the Landlord Estoppel which would, with passage of time or the giving of notice or both, constitute a default under this Ground Lease or otherwise entitle the Landlord to terminate, accelerate, or modify this Ground Lease or exercise any other remedy thereunder, or alternatively that no such event or condition exists, (iv) setting forth any offsets or counterclaims on the part of the Landlord or alternatively that there are no offsets or counterclaims on the part of the Landlord, (v) that each of this Ground Lease and the Non-Disturbance Agreement, true, correct copies of which shall be attached thereto together with any amendments, modifications, assignments, restatements, and supplements thereof, have not, except to the extent set forth therein, been amended, modified, assigned, restated, supplemented, or waived in any respect whatsoever and collectively represent the entirety of the agreements between the Landlord and the Tenant with respect to the Site, (vi) as to the date on which the Initial Term or Extended Term, as applicable, is scheduled to expire, (vii) as to the Landlord’s power and authority to execute the Landlord Estoppel, (viii) as to any dispute, claim, or litigation (pending or threatened) regarding this Ground Lease or asserting that this Ground Lease is unenforceable, (ix) as to any notice given or received by the Landlord asserting that (A) this Ground Lease violates any agreement or applicable law or (B) any violations of any covenants, conditions, or restrictions of record affecting the Site, (x) as to any written notice received by the Landlord from any Governmental Authority respecting a condemnation or threatened condemnation of all or any portion of the Site, (xi) that there are no fees, rents, royalties or other sums, whether or not constituting rent, due and owing as of the date of the Landlord Estoppel and as to any Rent that the Tenant has prepaid under this Ground Lease, (xii) that, except this Ground Lease, and any Non-Disturbance Agreement, there do not exist any other agreements concerning the Site or this Ground Lease, whether oral or written, to which Landlord is a party, (xiii) that there are no agreements to which Landlord is a party, judgments, proceedings involving Landlord as a party, liens, or encumbrances affecting the Site, other than those filed in the public records of Cameron Parish, Louisiana and those set forth on a schedule to the Landlord Estoppel, (xiv) that the Landlord is, as of the date of the Landlord Estoppel, the present lessor under this Ground Lease and owns good and merchantable title to the Site, subject to and as limited by encumbrances permitted under the Leasehold Mortgage, (xv) that the Landlord has not assigned, sublet, hypothecated, leased, or otherwise transferred its interests, or any portion thereof, in and to the Site, and has not agreed with any party or person to do so, and has not executed a mortgage, deed of trust, or other security instrument encumbering the Landlord’s interest in the Site, (xvi) that there exist no options, rights of first refusal, or other similar rights or agreements to which the Landlord is a party or by which the Landlord is otherwise bound affecting the Landlord’s interest in and to the Site, (xvii) that the Landlord is not, as of the date of the Landlord Estoppel, holding a security deposit pursuant to the terms of this Ground Lease, (xviii) that the Landlord has not commenced any action or sent any notice to the Tenant for the purpose of exercising remedies or terminating, canceling, modifying, or surrendering this Ground Lease, and that the Landlord is not, as of the date of the Landlord Estoppel, entitled to terminate, cancel, modify or surrender this Ground Lease, and (xix) as to such other matters related to this Ground Lease as Leasehold Lender may reasonably determine from time to time.

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(b) Within fifteen (15) days following Leasehold Lender’s or the Landlord’s written request, the Tenant shall provide Leasehold Lender with an estoppel certificate (the “Tenant Estoppel”) which shall certify to such requesting Leasehold Lender (i) as to the amount and status of all rent payments under this Ground Lease, (ii) as to the non-satisfaction or non-compliance by the Landlord of any other conditions under this Ground Lease, or alternatively, as to the full satisfaction and compliance by the Landlord of any other conditions required under this Ground Lease, (iii) as to any existing default of the Landlord under this Ground Lease, or alternatively that the Landlord is not in default in the payment, performance or observance of any other condition or covenant to be performed or observed by the Landlord hereunder, and as to any existing event or condition in existence as of the date of the Tenant Estoppel which would, with passage of time or the giving of notice or both, constitute a default under this Ground Lease or otherwise entitle the Tenant to terminate, accelerate, or modify this Ground Lease or exercise any other remedy thereunder, or alternatively that no such event or condition exists, (iv) setting forth any offsets or counterclaims on the part of the Landlord or alternatively that there are no offsets or counterclaims on the part of the Tenant, (v) that this Ground Lease, a true and correct copy of which shall be attached thereto together with any amendments, modifications, assignments, restatements, and supplements thereof, has not, except to the extent set forth therein, been amended, modified, assigned, restated, supplemented, or waived in any respect whatsoever and collectively represent the entirety of the agreements between the Landlord and the Tenant with respect to the Site, (vi) as to the date on which the Initial Term or Extended Term, as applicable, is scheduled to expire, (vii) as to the Tenant’s power and authority to execute the Tenant Estoppel, (viii) as to any dispute, claim, or litigation (pending or threatened) regarding this Ground Lease or asserting that this Ground Lease is unenforceable, (ix) as to any notice given or received by the Tenant asserting that (A) this Ground Lease violates any agreement or applicable law or (B) any violations of any covenants, conditions, or restrictions of record affecting the Site, (x) as to any written notice received by the Tenant from any Governmental Authority respecting a condemnation or threatened condemnation of all or any portion of the Site, (xi) that there are no fees, rents, royalties, or other sums, whether or not constituting rent, due and owing as of the date of the Tenant Estoppel and as to any Rent that the Tenant has prepaid under this Ground Lease, (xii) that, except this Ground Lease, there do not exist any other agreements concerning the Site or this Ground Lease, whether oral or written, to which the Tenant is a party (other than those set forth on a schedule to the Tenant Estoppel), (xiii) that there are no agreements, judgments, proceedings, liens, or encumbrances affecting the Site, other than those set forth on a schedule to the Tenant Estoppel, (xiv) that the Tenant is, as of the date of the Tenant Estoppel, the present lessee under this Ground Lease and holds a valid leasehold interest in the Site, subject to and as limited by encumbrances permitted under the Leasehold Mortgage, (xv) that the Tenant has not assigned, sublet, hypothecated, leased, or otherwise transferred it interests, or any portion thereof, in and to the Site, and has not agreed with any party or person to do so, and has not executed a mortgage, deed of trust, or other security instrument encumbering the Tenant’s interest in the Site, other than those set forth on a schedule to the Tenant Estoppel, (xvi) that there exist no options, rights of first refusal, or other similar rights or agreements to which the Tenant is a party or by which the Tenant is otherwise bound affecting the Tenant’s interest in and to the Site, (xvii) that the Tenant has not commenced any action or sent any notice to the Landlord for the purpose of exercising remedies or terminating, canceling, modifying, or surrendering this Ground Lease, and that the Tenant is not, as of the date of the Tenant Estoppel, entitled to terminate, cancel, modify, or surrender this Ground Lease, and (xviii) as to such other matters related to this Ground Lease as such Leasehold Lender may reasonably determine from time to time.

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(c) Within fifteen (15) days following Leasehold Lender’s or the Tenant’s written request, the Landlord shall enter into a non-disturbance agreement with Leasehold Lender or its designee, in the form attached hereto as Exhibit 5 (a “Non-Disturbance Agreement”).

23.12 No Termination by Confusion. There shall be no termination of this Ground Lease or any interest in this Ground Lease by confusion by reason of the fact that this Ground Lease or such interest therein, may be directly or indirectly held by or for the account of any person who also holds an ownership interest in the Site, nor shall this Ground Lease terminate by confusion by reason of the fact that all or any part of the Site may be conveyed or mortgaged in a leasehold mortgage, deed of trust, deed to secure debt or other equivalent instrument (as the case may be) to a mortgagee or beneficiary who shall hold any ownership interest in the Site or any interest of the Landlord under this Ground Lease.

23.13 Landlord’s Recognition of Tenant. The Landlord hereby recognizes the Tenant as the current tenant party to this Ground Lease and acknowledges and agrees that the Tenant acquired its interest in this Ground Lease and in and to the Site in accordance with the terms of this Ground Lease.

23.14 Agreement to Amend. The Landlord recognizes the importance of the Tenant’s ability to obtain Leasehold Mortgages, and that the provisions of this Ground Lease may be subject to the approval of a Leasehold Lender. If any Leasehold Lender should require, as a condition to such financing, any reasonable modifications of this Ground Lease, whether for purposes of clarifying the provisions of this Ground Lease or to include provisions then customary for leasehold financing transactions, the Landlord agrees to execute the appropriate amendments to this Ground Lease; provided, however, that no such modification shall, to the detriment of the Landlord, impair any of the Landlord’s rights, as reasonably determined by the Landlord or increase any of the Landlord’s obligations, as reasonably determined by the Landlord, under this Ground Lease.

23.15 Third-Party Beneficiary. Notwithstanding anything to the contrary in this Ground Lease, each Leasehold Lender shall be a third-party beneficiary solely and exclusively with respect to the provisions of this Section 23. There are no other third-party beneficiaries to this Ground Lease.

23.16 Subordination of Landlord’s Lien. The Landlord hereby subordinates any lien or privilege it may have on any movables found from time to time in or upon the Site, including without limitation, the Landlord’s privileges pursuant to La. Civil Code articles 2707, et seq., to any Leasehold Lender’s rights under this Section 23 and the lien of any Leasehold Mortgage.

24. Miscellaneous.

24.1 Time is of the Essence. Time is of the essence of each and all of the terms, conditions and provisions of this Ground Lease.

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24.2 Successors. The covenants, agreements, terms, provisions, and conditions contained in this Ground Lease shall apply to and inure to the benefit of and be binding upon the Landlord and the Tenant and their permitted successors and assigns, except as expressly otherwise herein provided, and shall be deemed covenants running with the respective interests of the Parties hereto.

24.3 Surviving Covenants. Each provision of this Ground Lease which may require performance in any respect by or on behalf of either the Tenant or the Landlord after the expiration of the term hereof or its earlier termination shall survive such expiration or earlier termination.

24.4 Provisions Deemed Conditions and Covenants. All of the provisions of this Ground Lease shall be deemed and construed to be “conditions” and “covenants” as though the words specifically expressing or importing covenants and conditions were used to describe each separate provision hereof.

24.5 Headings. The headings and section captions in this Ground Lease are inserted only as a matter of convenience and for reference and in no way define, limit, or describe the scope or intent of this Ground Lease or in any way affect this Ground Lease as to matters of interpretation or otherwise. Unless the context shall otherwise require, references in this Ground Lease to sections, articles and exhibits shall mean and refer to sections, articles and exhibits, respectively, in this Ground Lease.

24.6 No Oral Change or Termination. Except as expressly set forth in the Option Agreement, this Ground Lease and the exhibits appended hereto and incorporated herein by reference contain the entire agreement between the Parties hereto with respect to the subject matter hereof, supersede any prior agreements or understandings between the Parties with respect to the subject matter hereof, and no change, modification, or discharge hereof in whole or in part shall be effective unless such change, modification, or discharge is in writing and signed by the Party against whom enforcement of the change, modification, or discharge is sought. This Ground Lease cannot be changed or terminated orally.

24.7 Governing Law; Severability. This Ground Lease shall be governed by and construed in accordance with the laws of the State of Louisiana. If any term or provision of this Ground Lease or the application thereof to any Person or circumstance shall, to any extent, be held to be invalid or unenforceable, the remaining provisions of this Ground Lease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Ground Lease shall be valid and enforceable to the fullest extent permitted by law.

24.8 Counterparts. This Ground Lease may be executed in one or more counterparts, each of which so executed shall be deemed to be an original and all of which together shall constitute but a single document. The Parties agree that the delivery of this Ground Lease may be effected by means of an exchange of facsimile or emailed signatures with original copies to follow by mail or courier service.

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24.9 Litigation. In case of any litigation between the Parties hereto regarding the subject matter hereof, the losing Party shall pay all reasonable costs and expenses (including reasonable attorneys’ fees) of the prevailing Party. The venue of any litigation in state or federal court shall be solely in Cameron Parish or the Western District of Louisiana.

24.10 Gender of Words. Words of any gender in this Ground Lease shall be held to include masculine or feminine and words denoting a singular number shall be held to include the plural, and plural shall include the singular, whenever the sense requires.

24.11 Authority. Each of the Landlord and the Tenant represents and warrants that it has the authority to enter into this Ground Lease, and that, when executed, this Ground Lease shall be binding and enforceable in accordance with its terms. On the Ground Lease Commencement Date, (a) the Tenant shall deliver to the Landlord a resolution in the form attached hereto as Exhibit 3, evidencing its authority to execute and perform under this Ground Lease and (b) the Landlord shall deliver to the Tenant a resolution in the form attached hereto as Exhibit 4, evidencing its authority to execute and perform under this Ground Lease.

24.12 Brokers and/or Real Estate Agents. Each of the Landlord and the Tenant represents, acknowledges and agrees that it is not represented by any real estate broker/agent and that it is not responsible for payment of any commissions to any real estate brokers/agents in connection with this Ground Lease other than that Landlord has been represented by Derek Pelloquin as its broker pursuant to the Non-Exclusive Broker Listing Agreement for Commercial/Industrial Property Surface Lease.

24.13 Legal Relationships; Product of the Parties. This Ground Lease shall not be interpreted or construed as establishing a partnership or joint venture between the Landlord and the Tenant and neither Party shall have the right to make any representations or be liable for the debts or obligations of the other. There is no third party beneficiary of this Ground Lease, except as provided in Section 23.15 and any rights of a Leasehold Lender as provided herein.

24.14 Further Assurances. In connection with this Ground Lease and the transactions contemplated hereby, each Party shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Ground Lease and those transactions, including in connection with the requests of any Financing Parties or Leasehold Lender.

24.15 No Waiver or Surrender. Waiver by the Landlord of any right pertaining to any default of the Tenant shall not constitute a waiver of any right for either a subsequent default of the same obligation or any other default. No act or thing done by the Landlord or the Landlord’s agents shall be deemed to be acceptance of surrender of the Site and no agreement to accept a surrender of the Site shall be valid unless it is in writing and signed by the Landlord.

24.16 Memorandum of Lease. The Parties hereto agree to execute and cause to be properly recorded a memorandum of this Ground Lease, sufficient in form and content to give third parties constructive notice of the Tenant’s interest hereunder; and thus, any existing or hereafter filed liens, mortgages, conveyances, encumbrances, easements, and servitudes shall be subordinate to this Ground Lease.

[Remainder of page left intentionally blank; signatures on following pages]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

IN WITNESS WHEREOF, the undersigned Parties have executed this Recognition and Non-Disturbance Agreement as of the date first above written.

LANDLORD:

MILLER ESTATE LEASING COMPANY, LLC

/s/ Denise Dauterive	By:	/s/ David L. Browne
WITNESS Denise Dauterive	Name: David L. Browne Title: Board Chair & CEO

/s/ Claire Hyer
WITNESS Claire Hyer

SWORN TO AND SUBSCRIBED before me, the undersigned Notary Public, duly commissioned and qualified in and for the County/Parish of Jefferson and State of Louisiana, personally came and appeared David L. Browne, who, after being sworn by me, did execute this agreement on the 12th day of October, 2023 at Metairie, State of Louisiana.

     /s/ Cynthia M. Cimino

NOTARY PUBLIC

TENANT:

/s/ Tracy Pelt	VENTURE GLOBAL CP2 LNG, LLC
WITNESS Tracy Pelt

/s/ Jeff Layman	By:	/s/ Keith Larson
WITNESS Jeff Layman	Name: Keith Larson
Title: Secretary

SWORN TO AND SUBSCRIBED before me, the undersigned Notary Public, duly commissioned and qualified in and for the County/Parish of Arlington and State of Virginia, personally came and appeared Keith Larson, who, after being sworn by me, did execute this agreement on the 6th day of October, 2023 at Arlington, State of Virginia.

     /s/ Michael E. Millan

NOTARY PUBLIC

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LIST OF EXHIBITS

Exhibit 1	Legal Description of the Site

Exhibit 2	Site Survey

Exhibit 3	Tenant’s Resolution

Exhibit 4	Landlord’s Resolution

Exhibit 5	Form of Non-Disturbance Agreement

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EXHIBIT 1

LEGAL DESCRIPTION OF THE SITE

PARCEL “R”

COMMENCING AT THE NORTHEAST CORNER OF IRREGULAR SECTION 35, TOWNSHIP 15 SOUTH, RANGE 10 WEST, CAMERON PARISH, LOUISIANA, SAID POINT BEING MARKED BY A FOUND ONE AND ONE HALF INCH DIAMETER IRON PIPE; THENCE S.89°23’14”E., A DISTANCE OF 4,151.02 FEET TO THE NORTHWEST CORNER OF SECTION 8, TOWNSHIP 15 SOUTH, RANGE 9 WEST, CAMERON PARISH, LOUISIANA, SAID POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.00°56’33”W; A DISTANCE OF 330.15 FEET TO A POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.00°56’33”W., A DISTANCE OF 759.51 FEET TO A POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.01°19’17”W., A DISTANCE OF 84.97 FEET TO A POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.01°19’50”W., A DISTANCE OF 814.24 FEET TO A POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.00°59’32”W., A DISTANCE OF 785.80 FEET TO A POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.00°58’57”W., A DISTANCE OF 930.52 FEET TO A POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.01’11’40”W., A DISTANCE OF 624.74 FEET TO A POINT BEING MARKED BY A FOUND HALF INCH DIAMETER IRON BAR, OFFSET 4.99’ S.89°40’22”E. OF TRUE POSITION, SAID POINT BEING THE POINT OF BEGINNING; THENCE S.89°02’21”E., A DISTANCE OF 453.94 FEET TO A POINT BEING MARKED BY A FOUND HALF INCH DIAMETER IRON BAR; THENCE S.00°57’11”W., A DISTANCE OF 2,559.83 FEET TO A POINT ALONG THE NORTH LINE OF STATE CLAIMED LAND, SAID POINT BEING MARKED BY A SET ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.77°08’31”W., A DISTANCE OF 465.13 FEET TO THE INTERSECTION OF AN OCCUPATION LINE BEING REPRESENTED BY AN EXISTING FENCE AND SAID NORTH LINE OF STATE CLAIMED PROPERTY, SAID POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE, OFFSET 4.16’ S.00°27’34”W. OF TRUE POSITION; THENCE N.00°27’34”E., A DISTANCE OF 99.32 FEET TO A POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE N.00°54’35”E., A DISTANCE OF 1,414.17 FEET TO A POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE N.00°54’35”E., A DISTANCE OF 1,414.17 FEET TO A POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE N.01°19’17”W., A DISTANCE OF 440.92 FEET TO A POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE N.00°39’53”E., A DISTANCE OF 565.19 FEET TO A POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE N.01011’40”E., A DISTANCE OF 151.35 FEET TO THE POINT OF BEGINNING.

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CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

SAID DESCRIBED PARCEL, CONTAININGL, l84,984.88 SQUARE FEET OR 27.2035 ACRES, IS SITUATED IN SECTION 8, TOWNSHlP 15 SOUTH, RANGE 9 WEST, CAMERON PARISH, LOUISIANA AND IS MADE REFERENCE TO AS PARCEL “R”.

-AND-

PARCEL “T”

COMMENCING AT THE NORTHEAST CORNER OF IRREGULAR SECTION 35, TOWNSHIP 15 SOUTH, RANGE 10 WEST, CAMERON PARISH, LOUISIANA; SAID POINT BEING MARKED BY A FOUND ONE AND ONE HALF INCH DIAMETER IRON PIPE; THENCE S.89°23’14”E., A DISTANCE OF 4,151.02 FEET TO THE NORTHWEST CORNER OF SECTION 8, TOWNSHIP 15 SOUTH, RANGE 9 WEST, CAMERON PARISH, LOUISIANA, SAID POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.00°56’33” W., A DISTANCE OF 330.15 FEET TO A POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.00°56’33”W., A DISTANCE OF 759.51 FEET TO A POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.01°19’17”W., A DISTANCE OF 84.97 FEET TO A POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.0l°19’50”W., A DISTANCE OF 814.24 FEET TO A POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.00°59’32”W., A DISTANCE OF 785.80 FEET TO A POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.00°58’57”W., A DISTANCE OF 930.52 FEET TO A POINT BEING MARKED BY A FOUND ONE AND ONE QUARTER INCH DlAMETER IRON PIPE; THENCE S.0l°11’40”W., A DISTANCE OF 624.74 FEET TO A POINT BEING MARKED BY A FOUND HALF INCH DIAMETER IRON BAR, OFFSET 4.99’ S.89°40’22”E. OF TRUE POSITION; THENCE S.89°02’21”E., A DISTANCE OF 453.94 FEET TO A POINT BEING MARKED BY A FOUND HALF INCH DIAMETER IRON BAR; THENCE S.89°02’21”E. A DISTANCE OF 471.18 FEET TO A POINT BEING MARKED BY A FOUND HALF INCH DIAMETER IRON BAR, SAID POINT BEING THE POINT OF BEGINNING; THENCE S.89°02’2l”E., A DISTANCE OF 491.73 FEET TO A POINT BEING MARKED BY A FOUND HALF INCH DIAMETER IRON BAR; THENCE S.89°02’21”E., A DISTANCE OF 438.47 FEET TO A POINT ALONG THE EAST LINE OF SECTION 9, TOWNSHIP 15 SOUTH RANGE 9 WEST, SAID POINT BEING MARKED BY A FOUND HALF INCH DIAMETER IRON BAR; THENCE S.89°03’23”E., A DISTANCE OF 73.70 FEET TO A POINT BEING MARKED BY A FOUND HALF INCH DIAMETER IRON BAR; THENCE S.89°03’23’‘E., A DISTANCE OF 539.15 FEET TO A POINT BEING MARKED BY A FOUND HALF INCH DIAMETER IRON BAR; THENCE S.89°03’23”E., A DISTANCE OF 302.45 FEET TO A POINT ALONG THE EAST LINE OF SECTION 10, TOWNSHIP 15 SOUTH RANGE 10 WEST, SAID POINT BEING MARKED BY A FOUND HALF INCH DIAMETER IRON BAR; THENCE S.89°03’23”E., A DISTANCE OF 271.35 FEET TO A POINT BEING MARKED BY A FOUND HALF INCH DIAMETER IRON BAR; THENCE S.89°03’23”E., A DISTANCE OF 635.71 FEET TO A POINT ALONG THE EAST LINE OF SECTION 11, TOWNSHIP 15 SOUTH RANGE 9 WEST, SAID POINT BEING MARKED BY

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CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

A FOUND ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.01°24’42”W., A DISTANCE OF 910.93 FEET ALONG THE EAST LINE OF SAID SECTION 11 TO A POINT BEING MARKED BY A SET ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.86°31’4l”W., A DISTANCE OF 24.16 FEET TO A POINT BEING MARKED BY A FOUND ONE INCH DIAMETER IRON PIPE; THENCE S.02°03’31”W., A DISTANCE OF 627.25 FEET TO A POINT BEING MARKED BY A SET ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE N.80°02’4l”E., A DISTANCE OF 31.78 FEET TO A POINT ALONG THE EAST LINE OF SAID SECTION 11 BEING MARKED BY A SET ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.0l°24’42”W., A DISTANCE OF 291.66 FEET TO THE INTERSECTION OF THE EAST LINE OF SAID SECTION 11 AND THE NORTH LINE OF STATE CLAIMED LAND, SAID POINT BEING MARKED BY A SET ONE AND ONE QUARTER INCH DIAMETER IRON PIPE; THENCE S.76°42’44”W., A DISTANCE OF 640.79 FEET ALONG THE NORTH LINE OF SAID STATE CLAIMED LAND TO A POINT; THENCE S.76°42’44”W., A DISTANCE OF 279.95 FEET ALONG THE NORTH LINE OF SAID STATE CLAIMED LAND TO A POINT BEING MARKED BY A SET ONE AND ONE QUARTER INCH DIAMETER IRON PIPE AND A FOUND HALF INCH DIAMETER IRON BAR, OFFSET 3.94’ N.l2°37’46”W. OF TRUE POSITION; THENCE S.77°43’2l”W., A DISTANCE OF 310.70 FEET ALONG THE NORTH LINE OF SAID STATE CLAIMED LAND TO A POINT; THENCE S.77°43’21”W., A DISTANCE OF 553.85 FEET ALONG THE NORTH LINE OF SAID STATE CLAIMED LAND TO A POINT; THENCE S.77°43’2l”W., A DISTANCE OF 75.71 FEET ALONG THE NORTH LINE OF SAID STATE CLAIMED LAND TO A POINT BEING MARKED BY A SET ONE AND ONE QUARTER INCH DIAMETER IRON PIPE AND A FOUND FOUR INCH DIAMETER TRANSITE PIPE, OFFSET 1.50’ N.33°43’28”W. OF TRUE POSITION; THENCE S.80°11’10”W., A DISTANCE OF 446.33 FEET ALONG THE NORTH LINE OF SAID STATE CLAIMED LAND TO A POINT; THENCE S.80°11’10”W., A DISTANCE OF 500.54 FEET TO THE INTERSECTION OF THE NORTH LINE OF SAID STATE CLAIMED LAND AND AN OCCUPATION LINE BEING REPRESENTED BY AN EXISTING FENCE, SAID POINT ALSO BEING MARKED BY A SET ONE AND ONE QUARTER INCH DIAMETER IRON PIPE AND A FOUND ONE INCH DIAMETER IRON BAR, OFFSET 2.56’ N.22°52’53”W. OF TRUE POSITION; THENCE N.00°57’11”E., A DISTANCE OF 2,443.94 FEET TO THE POINT OF BEGINNING.

SAID DESCRIBED PARCEL, CONTAINING 5,893,823.07 SQUARE FEET OR 135.3036 ACRES, IS SITUATED IN SECTIONS 9, 10, & 11, TOWNSHIP 15 SOUTH, RANGE 9 WEST, CAMERON PARISH, LOUISIANA AND IS MADE REFERENCE TO AS PARCEL “T” ON THE HERETO ATTACHED PLAT.

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CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

EXHIBIT 2

SITE SURVEY

[Omitted]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

EXHIBIT 3

TENANT’S RESOLUTION

[Omitted]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

EXHIBIT 4

LANDLORD’S RESOLUTION

[Omitted]

CONFIDENTIAL TREATMENT REQUEST PURSUANT TO RULE 83 BY VENTURE GLOBAL, INC.

EXHIBIT 5

FORM OF NON-DISTURBANCE AGREEMENT

[Omitted]